                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

           Investment Company Act file number 811-21674

                    Nuveen Equity Premium Opportunity Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                              333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: December 31
                                              -------------------

                  Date of reporting period: December 31, 2006
                                            -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                 ANNUAL REPORT DECEMBER 31, 2006

                        NUVEEN INVESTMENTS
                        CLOSED-END
                        FUNDS

               NUVEEN EQUITY
              PREMIUM INCOME
                        FUND
                         JPZ

               NUVEEN EQUITY
         PREMIUM OPPORTUNITY
                        FUND
                         JSN

               NUVEEN EQUITY
           PREMIUM ADVANTAGE
                        FUND
                         JLA

               NUVEEN EQUITY
          PREMIUM AND GROWTH
                        FUND
                         JPG

                        ATTRACTIVE MONTHLY
                        DISTRIBUTIONS AND
                        A MEASURE OF DOWNSIDE
                        PROTECTION FROM AN
                        INTEGRATED INDEX OPTION
                        AND EQUITY STRATEGY

                                                                     NUVEEN LOGO

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

         WWW.INVESTORDELIVERY.COM             OR       WWW.NUVEEN.COM/ACCOUNTACCESS
         if you get your Nuveen Fund                   if you get your Nuveen Fund
         dividends and statements from                 dividends and statements directly
         your financial advisor or                     from Nuveen.
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

                                                                     NUVEEN LOGO

                                                    (TIMOTHY SCHWERTFEGER PHOTO)
                                                         Timothy R. Schwertfeger
                                                           Chairman of the Board


     CHAIRMAN'S
           LETTER TO SHAREHOLDERS

      Dear Shareholder:

      I am very pleased to report that over the twelve-month period covered by this report, your Fund continued to provide you with attractive monthly distributions from a portfolio positioned to play an important role in a well-balanced portfolio. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

      Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly income, an investment like your Fund may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

"PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING."

      As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy - just follow the step-by-step instructions.

      At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

(TIMOTHY SCHWERTFEGER SIG)
Timothy R. Schwertfeger
Chairman of the Board

February 15, 2007

Nuveen Investments Closed-End Funds (JPZ, JSN, JLA, JPG)

PORTFOLIO MANAGERS'
          COMMENTS

These Funds feature portfolio management by Gateway Investment Advisers, L.P. (Gateway). J. Patrick Rogers and Kenneth H. Toft are the portfolio managers at Gateway responsible for investing the Funds' assets. Patrick joined Gateway in 1989. He has been President and a Director of Gateway since 1995 and is the firm's Chief Executive Officer. Ken joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997. Here Patrick and Ken talk about their management strategy and the performance of the Funds for the twelve months ended December 31, 2006.

WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF 2006?
The year 2006 held many surprises for the economy and for Federal Reserve Board watchers in particular. At the beginning of the year, the U.S. economy posted solid numbers as consumer demand was resilient and unemployment remained low. The March annualized GDP growth rate number came in at an impressive 5.60% rate, reflecting strong corporate profits and demand for goods of all sorts. Federal Reserve Board Chairman Bernanke clearly signaled to the market his focus on containing inflation, with the Board's Open Market Committee raising short-term interest rates four times throughout the first half of the year, taking the federal funds target rate from 4.25% at the beginning of 2006 to 5.25% by year end.

By mid-year, it became clear that some of the steam was coming off of the overheated residential housing market (rapidly so in some of the most overheated markets, like coastal Florida and California). Against this backdrop, the Fed paused its program of regular interest rate increases as growth in the economy cooled, evidenced by a third quarter annualized GDP growth rate of 2%. Median home prices and new home construction rates dropped dramatically in the second half of the year, raising the specter of a possible recession in 2007. The prospect of no further increases in interest rates and possible reductions in rates in 2007 played a part in a strong second-half rally in stocks.

The watchword for 2006 in the markets was liquidity, as both the Fed and the Japanese central bank kept the world money supply high and growing throughout the year. This liquidity manifested itself across nearly every asset class and its effects were wide ranging. Equity markets around the world, both emerging and developed, posted solid returns. Commodities, most notably oil, gold and copper, increased in price. Risk premiums for high-yield bonds and emerging market debt compressed and stock market volatility contracted. Large amounts of capital found their way into hedge funds and private equity funds. Worldwide buyouts of public companies by private equity funds were the most active in history. September saw the largest IPO ever, the $19 billion offering of the Industrial and Commercial Bank of China.

In the first half of 2006, U.S. stock markets churned without making much headway before experiencing a sharp sell-off in May that continued into July. From there, the market marched solidly higher, as the S&P 500 Index rose from 1,235 on July 17 to finish the year at 1,418. For 2006, the S&P 500 Index generated a total return of 15.80% while the Dow Jones Industrial Average posted a total return of 19.05%. The tech-heavy NASDAQ-100 Index lagged the broader markets, ending the year with a return of 7.28%.

The economic crosscurrents throughout the year and mixed expectations for the economy in 2007 made fixed income investing difficult in 2006. Long-term interest rates remained relatively low and the yield curve remained flat-to-slightly inverted (meaning short-term interest rates were higher than long-term interest rates) for the majority of the year. For 2006, the Lehman Brothers U.S. Intermediate Government/Credit Bond Index earned a modest total return of 4.07%.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2006?
The core investment strategy employed in JPZ, JSN, JLA and JPG consisted of an investment in a broadly diversified portfolio of equity securities that sought to substantially track the price movement of a stock market index or a custom blend of stock market indices. The purpose of the equity portfolio was to support the index option strategy.

For JPZ and JPG, the equity portfolio sought to track the price movements of the S&P 500 Index. Over the course of 2006, JPZ actively sold listed S&P 500 index call options against its stock portfolio. These call options generated a meaningful amount of regular cash flow, which served to both reduce the risk of owning the stock portfolio and also generated much of the return of the strategy. The third component of the strategy was the purchase of listed S&P 500 index put options to help protect the value of the stock portfolio in the event of a severe and unexpected pullback in the market.

JPG differed from JPZ in that the index option hedging activity was applied to 80% of the value of the equity portfolio, leaving 20% unhedged.

For JSN, the equity portfolio was invested to replicate the price performance of a custom benchmark consisting of 75% of the S&P 500 Index and 25% of the NASDAQ-100 Index. JSN employed an option strategy similar to JPZ, with roughly 75% of the call and put options being S&P 500 index options and the remaining 25% being NASDAQ-100 Index options.

For JLA, the overall equity and option strategy was similar to JSN. The differentiating feature of JLA was its underlying equity portfolio, which tracked a custom benchmark of 50% S&P 500 and 50% NASDAQ-100, with a matching investment portfolio of S&P 500 and NASDAQ-100 index call and put options.

HOW DID THE FUNDS PERFORM OVER THIS TWELVE-MONTH PERIOD?
The performance of JPZ, JSN, JLA and JPG, as well as the performance of comparative indexes or benchmarks, is shown in the nearby chart:

TOTAL RETURN ON NET ASSET VALUE
For the twelve-month period ended December 31, 2006


----------------------------------------------------------------------------------------------------
JPZ                                           10.22%
S&P 500                                       15.80%
----------------------------------------------------------------------------------------------------
JSN                                            8.28%
Comparative benchmark(1)                      13.69%
----------------------------------------------------------------------------------------------------
JLA                                            7.35%
Comparative benchmark(2)                      11.59%
----------------------------------------------------------------------------------------------------
JPG                                           11.90%
S&P 500                                       15.80%
----------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

For more information, please see the individual Performance Overview pages in this report.

--------------------------------------------------------------------------------
1 JSN comparative benchmark performance is a blended return consisting of: 1)
  75% of the return of the S&P 500 Index, and 2) 25% of the NASDAQ-100 Index, which includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. Stock Market.
2 JLA comparative benchmark performance is a blended return consisting of: 1)
  50% of the return of the S&P 500 Index, and 2) 50% of the NASDAQ-100 Index.
--------------------------------------------------------------------------------


For the year ended December 31, 2006, each Fund's total return on net asset value trailed the return of its unmanaged comparative index or benchmark.

During the year, the investment strategy of the Funds, which consisted of owning a diversified portfolio of stocks, selling index call options to generate regular cash flow, and purchasing index put options to help protect the assets from a severe market correction, was consistently applied.

As mentioned earlier, excess global liquidity resulted in low stock volatility levels for much of the year. The CBOE Volatility Index (the "VIX"), a popular index of expected volatility in the S&P 500 market and sometimes called the "fear" index, hovered in the low double-digits for the majority of the year, rising to a high of nearly 24 during the market sell-off in June before hitting a low for the year of under 10 in November. Low volatility was demonstrated in the usually more active NASDAQ-100 market as well.

This low equity market volatility level resulted in lower-than-average premium cash flows available from the sale of index call options. The exception was the period of May and June, when the market struggled. During this spike in volatility, the Funds were able to realize much more generous cash flows from their call writing activities. Importantly, even in periods of low volatility seen throughout 2006, cash flow from the regular sale of index call options was meaningful and a primary determinant of the Funds' total return.

The low volatility also had the benefit of reducing the cost of the Funds' protective index put options, which allowed for significant put protection throughout the year at much lower prices than average.

DISTRIBUTION AND SHARE PRICE
        INFORMATION

Each Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors, and each paid steady monthly distributions over the course of the period.

The goal of a managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular monthly distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:
  - Each Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.
  - Actual returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) fund net asset value.
  - Each month's distributions are expected to be paid from some or all of the following sources:
       - net investment income (regular interest and dividends),
       - realized capital gains, and
       - unrealized gains, or, in certain cases, a return of principal (non-taxable distributions)
  - A non-taxable distribution is a payment of a portion of a Fund's capital. When a Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when a Fund's return falls short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the fund's total return exceeds distributions.
  - Because distribution source estimates are updated monthly during the year, based on a Fund's performance and forecast for its current fiscal year (which is the calendar year for each Fund), these estimates may differ from both the tax information reported to you in your Fund's 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund's distributions and total return performance for the fiscal year ended December 31, 2006. The distribution information is presented on a tax basis rather than on a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period was sufficient to meet each Fund's distributions. Information regarding such distributions in the future will likely vary based on the Funds' investment activities and portfolio investment value changes at that time.

---------------------------------------------------------------------------------------------------
    AS OF 12/31/2006                                      JPZ        JSN        JLA         JPG
---------------------------------------------------------------------------------------------------
    Inception date                                   10/26/04    1/26/05    5/25/05    11/22/05
    Calendar Year:
      Per share distribution:
        From net investment income                      $0.43      $0.32      $0.20       $0.49
        From short-term capital gains                      --         --         --       $0.05
        From long-term capital gains                       --         --         --       $0.09
        From return of capital                          $1.28      $1.46      $1.62       $0.99
                                                     --------    -------    -------    --------
      Total per share distribution                      $1.71      $1.78      $1.82       $1.62
                                                     ========    =======    =======    ========
      Distribution rate on NAV                          9.20%      9.69%      9.92%       8.27%

    One year total return on NAV                       10.22%      8.28%      7.35%      11.90%
    Annualized since inception total return on
    NAV                                                 7.69%      7.21%      6.73%      10.35%
---------------------------------------------------------------------------------------------------

At the end of the reporting period, the Funds' share prices were trading relative to their NAVs as shown in the accompanying table:

                               12/31/06                   AVERAGE 12-MONTH PERIOD
                       DISCOUNT/PREMIUM                          DISCOUNT/PREMIUM
---------------------------------------------------------------------------------
JPZ                               3.39%                                  -1.40%
---------------------------------------------------------------------------------
JSN                               1.42%                                  -0.05%
---------------------------------------------------------------------------------
JLA                               4.63%                                   1.02%
---------------------------------------------------------------------------------
JPG                              -1.12%                                  -5.61%
---------------------------------------------------------------------------------

Nuveen Equity Premium Income Fund
JPZ

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

-------------------------------------------------------------------------------------
Common Stocks                                                                   95.2%
-------------------------------------------------------------------------------------
Put Options                                                                      0.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.6%
-------------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.142
Feb                                                                              0.142
Mar                                                                              0.142
Apr                                                                              0.142
May                                                                              0.142
Jun                                                                              0.142
Jul                                                                              0.142
Aug                                                                              0.142
Sep                                                                              0.142
Oct                                                                              0.142
Nov                                                                              0.142
Dec                                                                              0.142

(SHARE PRICE CHART)

1/01/06                                                                          17.79
                                                                                 18.05
                                                                                  18.1
                                                                                  18.1
                                                                                  18.3
                                                                                  18.2
                                                                                  18.3
                                                                                 18.24
                                                                                 18.48
                                                                                 18.94
                                                                                 18.61
                                                                                 18.29
                                                                                 18.39
                                                                                 18.58
                                                                                 18.63
                                                                                 18.06
                                                                                 17.66
                                                                                 17.72
                                                                                  18.1
                                                                                 17.65
                                                                                  17.4
                                                                                 17.44
                                                                                 17.83
                                                                                  17.5
                                                                                 17.23
                                                                                 17.14
                                                                                  17.3
                                                                                 17.45
                                                                                 17.43
                                                                                 17.15
                                                                                 17.21
                                                                                 18.15
                                                                                  18.2
                                                                                 18.35
                                                                                  18.6
                                                                                 18.72
                                                                                 18.85
                                                                                 18.85
                                                                                 18.62
                                                                                 18.57
                                                                                 18.79
                                                                                 19.16
                                                                                 18.73
                                                                                 18.84
                                                                                 18.86
                                                                                 18.63
                                                                                 18.86
                                                                                 17.99
                                                                                 18.03
                                                                                 18.13
                                                                                 18.76
                                                                                 19.04
                                                                                  19.1
                                                                                 19.02
                                                                                 19.22
12/31/06                                                                         19.22


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $19.22
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.59
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       3.39%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    8.87%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $715,680
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 10/26/04)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            21.30%       10.22%

-------------------------------------------------------------------------------------
Since
Inception                                                          7.10%        7.69%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Commercial Banks                                                                 7.5%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  7.5%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      6.8%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         4.5%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   4.3%
-------------------------------------------------------------------------------------
Insurance                                                                        4.2%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           4.0%
-------------------------------------------------------------------------------------
Software                                                                         3.2%
-------------------------------------------------------------------------------------
Tobacco                                                                          3.0%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.9%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          2.9%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.8%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.7%
-------------------------------------------------------------------------------------
Real Estate                                                                      2.5%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.5%
-------------------------------------------------------------------------------------
Household Products                                                               2.4%
-------------------------------------------------------------------------------------
Chemicals                                                                        2.3%
-------------------------------------------------------------------------------------
Communications Equipment                                                         2.2%
-------------------------------------------------------------------------------------
Energy Equipment & Services                                                      2.0%
-------------------------------------------------------------------------------------
Put Options                                                                      0.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.6%
-------------------------------------------------------------------------------------
Other                                                                           25.0%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Equity Premium Opportunity Fund
JSN

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

-------------------------------------------------------------------------------------
Common Stocks                                                                   95.4%
-------------------------------------------------------------------------------------
Put Options                                                                      0.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.4%
-------------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.148
Feb                                                                              0.148
Mar                                                                              0.148
Apr                                                                              0.148
May                                                                              0.148
Jun                                                                              0.148
Jul                                                                              0.148
Aug                                                                              0.148
Sep                                                                              0.148
Oct                                                                              0.148
Nov                                                                              0.148
Dec                                                                              0.148

(SHARE PRICE CHART)

1/1/06                                                                           17.84
                                                                                 18.12
                                                                                 18.19
                                                                                 18.04
                                                                                 18.19
                                                                                 18.54
                                                                                 18.57
                                                                                 18.40
                                                                                 18.54
                                                                                 18.89
                                                                                 18.84
                                                                                 18.58
                                                                                 18.92
                                                                                 18.90
                                                                                 18.90
                                                                                 18.57
                                                                                 18.25
                                                                                 18.32
                                                                                 18.48
                                                                                 17.96
                                                                                 17.79
                                                                                 17.86
                                                                                 18.34
                                                                                 18.25
                                                                                 18.00
                                                                                 17.89
                                                                                 18.00
                                                                                 18.20
                                                                                 18.16
                                                                                 17.92
                                                                                 17.77
                                                                                 18.03
                                                                                 18.28
                                                                                 18.45
                                                                                 18.55
                                                                                 18.65
                                                                                 18.68
                                                                                 18.82
                                                                                 18.68
                                                                                 18.76
                                                                                 18.95
                                                                                 19.21
                                                                                 18.65
                                                                                 18.30
                                                                                 18.60
                                                                                 18.33
                                                                                 18.62
                                                                                 18.15
                                                                                 18.02
                                                                                 18.09
                                                                                 18.60
                                                                                 18.74
                                                                                 18.59
                                                                                 18.65
                                                                                 18.62
12/31/06                                                                         18.62


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $18.62
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.36
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       1.42%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.54%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                          $1,214,721
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 1/26/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            17.86%        8.28%

-------------------------------------------------------------------------------------
Since Inception                                                    5.51%        7.21%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Software                                                                         6.9%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  6.7%
-------------------------------------------------------------------------------------
Communications Equipment                                                         5.2%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      5.0%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 4.8%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          4.7%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       4.4%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   3.7%
-------------------------------------------------------------------------------------
Capital Markets                                                                  3.4%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.1%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         3.1%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     3.1%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.7%
-------------------------------------------------------------------------------------
Media                                                                            2.3%
-------------------------------------------------------------------------------------
Insurance                                                                        2.2%
-------------------------------------------------------------------------------------
Aerospace & Defense                                                              2.2%
-------------------------------------------------------------------------------------
Biotechnology                                                                    2.2%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.0%
-------------------------------------------------------------------------------------
Tobacco                                                                          2.0%
-------------------------------------------------------------------------------------
Real Estate                                                                      1.8%
-------------------------------------------------------------------------------------
Put Options                                                                      0.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.4%
-------------------------------------------------------------------------------------
Other                                                                           23.9%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Equity Premium Advantage Fund
JLA

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

--------------------------------------------------------------------------------------
Common Stocks                                                                    95.3%
--------------------------------------------------------------------------------------
Put Options                                                                       0.2%
--------------------------------------------------------------------------------------
Short-Term Investments                                                            4.5%
--------------------------------------------------------------------------------------

(2006 MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.151
Feb                                                                              0.151
Mar                                                                              0.151
Apr                                                                              0.151
May                                                                              0.151
Jun                                                                              0.151
Jul                                                                              0.151
Aug                                                                              0.151
Sep                                                                              0.151
Oct                                                                              0.151
Nov                                                                              0.151
Dec                                                                              0.151

(SHARE PRICE CHART)

1/1/06                                                                           17.97
                                                                                 18.37
                                                                                 18.45
                                                                                 18.45
                                                                                 18.37
                                                                                 18.81
                                                                                 18.90
                                                                                 18.63
                                                                                 18.64
                                                                                 19.00
                                                                                 18.92
                                                                                 18.78
                                                                                 18.62
                                                                                 18.95
                                                                                 19.06
                                                                                 18.88
                                                                                 18.35
                                                                                 18.47
                                                                                 18.75
                                                                                 17.87
                                                                                 17.97
                                                                                 18.44
                                                                                 18.47
                                                                                 18.26
                                                                                 17.88
                                                                                 18.13
                                                                                 18.15
                                                                                 18.22
                                                                                 18.23
                                                                                 17.98
                                                                                 17.95
                                                                                 18.51
                                                                                 18.54
                                                                                 18.57
                                                                                 18.95
                                                                                 18.89
                                                                                 19.21
                                                                                 19.13
                                                                                 18.99
                                                                                 19.15
                                                                                 19.38
                                                                                 19.41
                                                                                 19.05
                                                                                 19.20
                                                                                 19.30
                                                                                 19.15
                                                                                 19.27
                                                                                 18.15
                                                                                 18.40
                                                                                 18.64
                                                                                 18.87
                                                                                 19.14
                                                                                 19.07
                                                                                 19.17
                                                                                 19.20
12/31/06                                                                         19.20


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $19.20
-------------------------------------------------------------------------------------
Net Asset Value                                                                $18.35
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                       4.63%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    9.44%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $474,781
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 5/25/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            20.52%        7.35%

-------------------------------------------------------------------------------------
Since Inception                                                    6.75%        6.73%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Software                                                                         9.7%
-------------------------------------------------------------------------------------
Communications Equipment                                                         7.1%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          6.8%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       6.0%
-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  5.0%
-------------------------------------------------------------------------------------
Biotechnology                                                                    4.0%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     4.0%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      3.9%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 3.9%
-------------------------------------------------------------------------------------
Media                                                                            3.3%
-------------------------------------------------------------------------------------
Capital Markets                                                                  2.9%
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                                    2.8%
-------------------------------------------------------------------------------------
Commercial Services & Supplies                                                   2.5%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           2.3%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         2.0%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   2.0%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 1.9%
-------------------------------------------------------------------------------------
Insurance                                                                        1.8%
-------------------------------------------------------------------------------------
Put Options                                                                      0.2%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           4.5%
-------------------------------------------------------------------------------------
Other                                                                           23.4%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Nuveen Equity Premium and Growth Fund
JPG

PERFORMANCE
     OVERVIEW As of December 31, 2006

(PORTFOLIO ALLOCATION PIE CHART)
(as a % of total investments)

-------------------------------------------------------------------------------------
Common Stocks                                                                   94.2%
-------------------------------------------------------------------------------------
Put Options                                                                      0.1%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           5.7%
-------------------------------------------------------------------------------------

(MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.135
Feb                                                                              0.135
Mar                                                                              0.135
Apr                                                                              0.135
May                                                                              0.135
Jun                                                                              0.135
Jul                                                                              0.135
Aug                                                                              0.135
Sep                                                                              0.135
Oct                                                                              0.135
Nov                                                                              0.135
Dec                                                                              0.135

(SHARE PRICE CHART)

01/01/2006                                                                       17.35
                                                                                 17.74
                                                                                 17.70
                                                                                 17.40
                                                                                 17.71
                                                                                 17.80
                                                                                 17.63
                                                                                 17.89
                                                                                 17.91
                                                                                 17.95
                                                                                 17.99
                                                                                 17.92
                                                                                 17.93
                                                                                 18.12
                                                                                 18.14
                                                                                 17.81
                                                                                 17.63
                                                                                 17.55
                                                                                 17.86
                                                                                 17.33
                                                                                 17.06
                                                                                 17.24
                                                                                 17.78
                                                                                 17.66
                                                                                 17.40
                                                                                 17.16
                                                                                 17.53
                                                                                 17.76
                                                                                 17.76
                                                                                 17.25
                                                                                 17.42
                                                                                 18.18
                                                                                 18.39
                                                                                 18.34
                                                                                 18.60
                                                                                 18.59
                                                                                 18.95
                                                                                 18.97
                                                                                 19.00
                                                                                 18.69
                                                                                 19.33
                                                                                 19.00
                                                                                 18.63
                                                                                 18.93
                                                                                 19.03
                                                                                 18.85
                                                                                 18.85
                                                                                 18.40
                                                                                 18.54
                                                                                 18.61
                                                                                 18.99
                                                                                 19.03
                                                                                 19.34
                                                                                 19.30
                                                                                 19.38
12/31/2006                                                                       19.38


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Share Price                                                                    $19.38
-------------------------------------------------------------------------------------
Net Asset Value                                                                $19.60
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                      -1.12%
-------------------------------------------------------------------------------------
Current Distribution Rate(1)                                                    8.36%
-------------------------------------------------------------------------------------
Net Assets ($000)                                                            $323,569
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 11/22/05)

-------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
-------------------------------------------------------------------------------------
1-Year                                                            22.68%       11.90%

-------------------------------------------------------------------------------------
Since Inception                                                    5.22%       10.35%

-------------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)

-------------------------------------------------------------------------------------
Pharmaceuticals                                                                  8.9%
-------------------------------------------------------------------------------------
Commercial Banks                                                                 8.7%
-------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                      8.3%
-------------------------------------------------------------------------------------
Capital Markets                                                                  5.0%
-------------------------------------------------------------------------------------
Industrial Conglomerates                                                         4.3%
-------------------------------------------------------------------------------------
Insurance                                                                        4.2%
-------------------------------------------------------------------------------------
Diversified Telecommunication Services                                           3.7%
-------------------------------------------------------------------------------------
Real Estate                                                                      3.3%
-------------------------------------------------------------------------------------
Software                                                                         3.2%
-------------------------------------------------------------------------------------
Semiconductors & Equipment                                                       2.8%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   2.8%
-------------------------------------------------------------------------------------
Gas Utilities                                                                    2.4%
-------------------------------------------------------------------------------------
Specialty Retail                                                                 2.4%
-------------------------------------------------------------------------------------
Tobacco                                                                          2.3%
-------------------------------------------------------------------------------------
Computers & Peripherals                                                          2.2%
-------------------------------------------------------------------------------------
Household Products                                                               2.1%
-------------------------------------------------------------------------------------
Internet Software & Services                                                     1.9%
-------------------------------------------------------------------------------------
Chemicals                                                                        1.6%
-------------------------------------------------------------------------------------
Put Options                                                                      0.1%
-------------------------------------------------------------------------------------
Short-Term Investments                                                           5.7%
-------------------------------------------------------------------------------------
Other                                                                           24.1%
-------------------------------------------------------------------------------------



1 Current Distribution Rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN EQUITY PREMIUM INCOME FUND
NUVEEN EQUITY PREMIUM OPPORTUNITY FUND
NUVEEN EQUITY PREMIUM ADVANTAGE FUND
NUVEEN EQUITY PREMIUM AND GROWTH FUND

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Nuveen Equity Premium Income Fund, Nuveen Equity Premium Opportunity Fund, Nuveen Equity Premium Advantage Fund, and Nuveen Equity Premium and Growth Fund (collectively the "Funds") at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets and financial highlights for the year then ended for Nuveen Equity Premium Income Fund, for the period January 26, 2005 (commencement of operations) through December 31, 2005 for Nuveen Equity Premium Opportunity Fund, for the period May 25, 2005 (commencement of operations) through December 31, 2005 for Nuveen Equity Premium Advantage Fund and for the period November 22, 2005 (commencement of operations) through December 31, 2005 for Nuveen Equity Premium and Growth Fund in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois
February 28, 2007

Nuveen Equity Premium Income Fund (JPZ)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 98.5%
             AEROSPACE & DEFENSE - 2.6%
    71,400   Boeing Company                                                                                       $    6,343,176
   100,000   Honeywell International Inc.                                                                              4,524,000
    32,000   Raytheon Company                                                                                          1,689,600
    89,400   United Technologies Corporation                                                                           5,589,288
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                18,146,064
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.6%
    61,400   United Parcel Service, Inc., Class B                                                                      4,603,772
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.2%
    22,200   AMR Corporation-DEL, (1)                                                                                    671,106
    14,800   Continental Airlines, Inc., (1)                                                                             610,500
     6,194   Southwest Airlines Co.                                                                                       94,892
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                            1,376,498
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.1%
    21,200   American Axle and Manufacturing Holdings Inc.                                                               402,588
    30,487   Cooper Tire & Rubber                                                                                        435,964
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                       838,552
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.5%
   260,600   Ford Motor Company                                                                                        1,957,106
    48,800   General Motors Corporation                                                                                1,499,136
     4,000   Harley-Davidson Inc.                                                                                        281,880
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         3,738,122
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.1%
   106,600   Coca-Cola Company                                                                                         5,143,450
    40,500   PepsiCo, Inc.                                                                                             2,533,275
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           7,676,725
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 0.2%
    23,500   Amgen Inc., (1)                                                                                           1,605,285
       100   Genentech, Inc., (1)                                                                                          8,113
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                       1,613,398
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.1%
    25,567   Masco Corporation                                                                                           763,686
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.1%
    39,400   Charles Schwab Corporation                                                                                  761,996
    19,900   Goldman Sachs Group, Inc.                                                                                 3,967,065
    10,500   Jefferies Group, Inc.                                                                                       281,610
   177,861   JPMorgan Chase & Co.                                                                                      8,590,686
    20,300   Legg Mason, Inc.                                                                                          1,929,515
    26,500   Merrill Lynch & Co., Inc.                                                                                 2,467,150
    21,000   Morgan Stanley                                                                                            1,710,030
    59,400   Waddell & Reed Financial, Inc., Class A                                                                   1,625,184
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    21,333,236
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 2.4%
    51,511   Dow Chemical Company                                                                                      2,057,349
   148,600   E.I. Du Pont de Nemours and Company                                                                       7,238,306
    40,400   Eastman Chemical Company                                                                                  2,396,124
    42,998   Lubrizol Corporation                                                                                      2,155,490
    36,100   Lyondell Chemical Company                                                                                   923,077
    19,000   NL Industries Inc.                                                                                          196,460

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CHEMICALS (continued)
    53,293   Olin Corporation                                                                                     $      880,400
    63,622   RPM International, Inc.                                                                                   1,329,064
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                          17,176,270
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 7.8%
   383,779   Bank of America Corporation                                                                              20,489,961
    18,000   Comerica Incorporated                                                                                     1,056,240
    27,500   Corus Bankshares Inc.                                                                                       634,425
     3,000   Federated Investors Inc.                                                                                    101,340
    52,600   HSBC Holdings PLC, Sponsored ADR                                                                          4,820,790
   145,300   Lloyds TSB Group PLC, Sponsored ADR                                                                       6,586,449
     3,414   National Australia Bank Limited, Sponsored ADR                                                              543,680
    38,400   TrustCo Bank Corporation NY                                                                                 427,008
   175,300   U.S. Bancorp                                                                                              6,344,107
   106,300   Wachovia Corporation                                                                                      6,053,785
    34,100   Washington Mutual, Inc.                                                                                   1,551,209
   201,800   Wells Fargo & Company                                                                                     7,176,008
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   55,785,002
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 1.9%
    65,710   Automatic Data Processing, Inc.                                                                           3,236,218
     3,800   Avery Dennison Corporation                                                                                  258,134
    90,303   Deluxe Corporation                                                                                        2,275,636
     6,600   Fair Isaac Corporation                                                                                      268,290
     1,600   ITT Educational Services, Inc., (1)                                                                         106,192
     3,000   Manpower Inc.                                                                                               224,790
    35,000   Paychex, Inc.                                                                                             1,383,900
    23,000   Pitney Bowes Inc.                                                                                         1,062,370
     5,800   Priceline.com Incorporated, (1)                                                                             252,938
     8,500   R.R. Donnelley & Sons Company                                                                               302,090
   116,428   ServiceMaster Company                                                                                     1,526,371
    34,100   Standard Register Company                                                                                   409,200
    65,671   Waste Management, Inc.                                                                                    2,414,723
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     13,720,852
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 2.3%
    17,400   ADTRAN, Inc.                                                                                                394,980
    30,600   Avaya Inc., (1)                                                                                             427,788
     8,828   Ciena Corporation, (1)                                                                                      244,624
   263,500   Cisco Systems, Inc., (1)                                                                                  7,201,455
    66,100   Corning Incorporated, (1)                                                                                 1,236,731
    11,875   JDS Uniphase Corporation, (1)                                                                               197,838
   149,100   Motorola, Inc.                                                                                            3,065,496
    91,479   QUALCOMM Inc.                                                                                             3,456,991
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           16,225,903
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 3.1%
    49,226   Apple Computer, Inc., (1)                                                                                 4,176,334
    62,809   Dell Inc., (1)                                                                                            1,575,878
    93,700   EMC Corporation, (1)                                                                                      1,236,840
   129,100   Hewlett-Packard Company                                                                                   5,317,629
    81,628   International Business Machines Corporation                                                               7,930,160
              (IBM)
    11,400   McAfee Inc., (1)                                                                                            323,532
   133,600   Sun Microsystems Inc., (1)                                                                                  724,112
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            21,284,485
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.1%
     6,401   American Express Company                                                                                    388,349
--------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.7%
     9,900   Chesapeake Corporation                                                                                      168,498
    65,700   Packaging Corp. of America                                                                                1,451,970
    87,489   Sonoco Products Company                                                                                   3,329,831
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              4,950,299
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 4.5%
    16,900   A. G. Edwards, Inc.                                                                                  $    1,069,601
     8,700   Chicago Merchantile Exchange                                                                              4,434,825
   438,000   Citigroup Inc.                                                                                           24,396,600
    20,700   Federal Home Loan Mortgage Corporation                                                                    1,405,530
    29,300   Gladstone Capital Corporation                                                                               699,098
     2,500   Moody's Corporation                                                                                         172,650
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                     32,178,304
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%
   359,379   AT&T Inc.                                                                                                12,847,799
   168,074   BellSouth Corporation                                                                                     7,917,966
   220,900   Citizens Communications Company                                                                           3,174,333
    83,587   Sprint Nextel Corporation                                                                                 1,578,958
   107,100   Verizon Communications Inc.                                                                               3,988,404
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             29,507,460
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.6%
    27,000   Ameren Corporation                                                                                        1,450,710
    33,900   Consolidated Edison, Inc.                                                                                 1,629,573
    44,900   Great Plains Energy Incorporated                                                                          1,427,820
    60,600   OGE Energy Corp.                                                                                          2,424,000
    80,800   Pepco Holdings, Inc.                                                                                      2,101,608
    33,400   Progress Energy, Inc.                                                                                     1,639,272
    27,000   Southern Company                                                                                            995,220
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                 11,668,203
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.9%
   122,400   Emerson Electric Co.                                                                                      5,396,616
    11,646   Hubbell Incorporated, Class B                                                                               526,516
    13,800   Rockwell Automation, Inc.                                                                                   842,904
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                6,766,036
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
     6,500   Cogent Inc., (1)                                                                                             71,565
--------------------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 2.0%
    21,300   Diamond Offshore Drilling, Inc.                                                                           1,702,722
    24,668   ENSCO International Incorporated                                                                          1,234,880
   111,600   Halliburton Company                                                                                       3,465,180
    11,600   Patterson-UTI Energy, Inc.                                                                                  269,468
    79,200   Schlumberger Limited                                                                                      5,002,272
    17,600   Smith International, Inc.                                                                                   722,832
    46,500   Tidewater Inc.                                                                                            2,248,740
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                        14,646,094
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.5%
     1,200   Longs Drug Stores Corporation                                                                                50,856
    38,696   SUPERVALU Inc.                                                                                            1,383,382
    28,907   Wal-Mart Stores, Inc.                                                                                     1,334,925
    13,400   Whole Foods Market, Inc.                                                                                    628,862
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            3,398,025
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
     1,600   Chiquita Brands International Inc.                                                                           25,552
    12,959   H.J. Heinz Company                                                                                          583,285
    23,029   Kraft Foods Inc.                                                                                            822,135
    57,000   Sara Lee Corporation                                                                                        970,710
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       2,401,682
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 1.7%
    28,200   AGL Resources Inc.                                                                                        1,097,262
    62,601   Atmos Energy Corporation                                                                                  1,997,598
     8,892   KeySpan Corporation                                                                                         366,173
    81,800   Nicor Inc.                                                                                                3,828,240
   111,100   Peoples Energy Corporation                                                                                4,951,727
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                      12,241,000
             -------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
    35,700   Baxter International Inc.                                                                            $    1,656,123
    25,400   Boston Scientific Corporation, (1)                                                                          436,372
    28,900   Medtronic, Inc.                                                                                           1,546,439
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    3,638,934
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 1.3%
    16,629   Aetna Inc.                                                                                                  718,040
    21,800   Caremark Rx, Inc.                                                                                         1,244,998
    15,450   Coventry Health Care, Inc., (1)                                                                             773,273
     6,700   Mentor Corporation                                                                                          327,429
     2,100   Omnicare, Inc.                                                                                               81,123
    88,646   UnitedHealth Group Incorporated                                                                           4,762,950
    21,300   Wellpoint Inc., (1)                                                                                       1,676,097
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    9,583,910
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.0%
    17,000   Carnival Corporation                                                                                        833,850
    13,566   Harrah's Entertainment, Inc.                                                                              1,122,180
    22,661   International Game Technology                                                                             1,046,938
    86,900   McDonald's Corporation                                                                                    3,852,277
     2,112   OSI Restaurant Partners Inc.                                                                                 82,790
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       6,938,035
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.6%
     3,400   Black & Decker Corporation                                                                                  271,898
    34,651   D.R. Horton, Inc.                                                                                           917,905
    12,300   Furniture Brands International, Inc.                                                                        199,629
     1,300   KB Home                                                                                                      66,664
   107,400   Newell Rubbermaid Inc.                                                                                    3,109,230
    12,400   Snap-on Incorporated                                                                                        590,736
    25,600   Stanley Works                                                                                             1,287,424
   106,700   Tupperware Corporation                                                                                    2,412,487
    29,936   Whirlpool Corporation                                                                                     2,485,287
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                 11,341,260
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.4%
    53,200   Colgate-Palmolive Company                                                                                 3,470,768
    22,000   Kimberly-Clark Corporation                                                                                1,494,900
   195,207   Procter & Gamble Company                                                                                 12,545,954
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                 17,511,622
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 4.6%
    58,500   3M Co.                                                                                                    4,558,905
     2,000   American Standard Companies Inc.                                                                             91,700
   697,773   General Electric Company                                                                                 25,964,133
    52,800   Genuine Parts Company                                                                                     2,504,304
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                           33,119,042
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 4.4%
    36,800   Allstate Corporation                                                                                      2,396,048
   117,300   American International Group, Inc.                                                                        8,405,718
    24,405   Arthur J. Gallagher & Co.                                                                                   721,168
   209,268   Fidelity National Title Group Inc., Class A                                                               4,997,320
    12,500   Hartford Financial Services Group, Inc.                                                                   1,166,375
    80,446   Lincoln National Corporation                                                                              5,341,614
    72,500   Marsh & McLennan Companies, Inc.                                                                          2,222,850
    20,300   Mercury General Corporation                                                                               1,070,419
    46,000   St. Paul Travelers Companies, Inc.                                                                        2,469,740
    52,700   Unitrin, Inc.                                                                                             2,640,797
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          31,432,049
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.2%
    22,804   Amazon.com, Inc., (1)                                                                                       899,846
    16,437   IAC/InterActiveCorp., (1)                                                                                   610,799
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           1,510,645
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 1.7%
    82,917   eBay Inc., (1)                                                                                       $    2,493,314
     3,160   F5 Networks, Inc., (1)                                                                                      234,504
    12,700   Google Inc., Class A, (1)                                                                                 5,848,096
     7,100   Openwave Systems Inc., (1)                                                                                   65,533
   159,665   United Online, Inc.                                                                                       2,120,351
    49,038   Yahoo! Inc., (1)                                                                                          1,252,431
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                       12,014,229
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.1%
     2,050   FactSet Research Systems Inc.                                                                               115,784
     6,395   Fidelity National Information Services                                                                      256,376
     8,900   WebEx Communications, Inc., (1)                                                                             310,521
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                           682,681
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.1%
     2,138   Brunswick Corporation                                                                                        68,202
    17,155   Eastman Kodak Company                                                                                       442,599
     7,900   Polaris Industries Inc.                                                                                     369,957
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                          880,758
             -------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.7%
    30,891   Briggs & Stratton Corporation                                                                               832,512
    75,600   Caterpillar Inc.                                                                                          4,636,548
     1,000   Cummins Inc.                                                                                                118,180
     8,400   Deere & Company                                                                                             798,588
    13,600   Graco Inc.                                                                                                  538,832
    16,555   Ingersoll-Rand Company - Class A                                                                            647,797
       200   Joy Global Inc.                                                                                               9,668
     5,700   Parker Hannifin Corporation                                                                                 438,216
    57,966   SPX Corporation                                                                                           3,545,201
    12,000   Timken Company                                                                                              350,160
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                          11,915,702
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 1.9%
    45,213   CBS Corporation, Class B                                                                                  1,409,741
    67,800   Clear Channel Communications, Inc.                                                                        2,409,612
    15,000   Dow Jones & Company, Inc.                                                                                   570,000
     5,355   Idearc Inc., (1)                                                                                            153,421
    39,613   New York Times, Class A                                                                                     964,973
    13,000   Omnicom Group Inc.                                                                                        1,359,020
   183,600   Regal Entertainment Group, Class A                                                                        3,914,352
    95,465   Sirius Satellite Radio Inc., (1)                                                                            337,946
     5,800   ValueClick, Inc., (1)                                                                                       137,054
    48,000   Walt Disney Company                                                                                       1,644,960
    24,132   XM Satellite Radio Holdings Inc., Class A, (1)                                                              348,707
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              13,249,786
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.9%
    16,400   Alcoa Inc.                                                                                                  492,164
    28,800   CONSOL Energy Inc.                                                                                          925,344
    32,000   Nucor Corporation                                                                                         1,749,120
    63,400   Southern Copper Corporation                                                                               3,416,626
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     6,583,254
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 1.1%
    13,000   Family Dollar Stores                                                                                        381,290
    38,002   Federated Department Stores, Inc.                                                                         1,449,016
    55,400   Nordstrom, Inc.                                                                                           2,733,436
     7,900   Sears Holding Corporation, (1)                                                                            1,326,647
    40,800   Target Corporation                                                                                        2,327,640
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    8,218,029
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.6%
   125,900   Duke Energy Corporation                                                                                   4,181,139
    28,500   National Fuel Gas Company                                                                                 1,098,390
    49,100   ONEOK, Inc.                                                                                               2,117,192

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES (continued)
    32,100   Public Service Enterprise Group Incorporated                                                         $    2,130,798
    59,100   United Utilities PLC, Sponsored ADR                                                                       1,815,552
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                    11,343,071
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 7.0%
   167,900   ChevronTexaco Corporation                                                                                12,345,687
    58,749   ConocoPhillips                                                                                            4,226,991
   422,200   Exxon Mobil Corporation                                                                                  32,353,186
    20,483   Occidental Petroleum Corporation                                                                          1,000,185
     5,600   Valero Energy Corporation                                                                                   286,496
     4,760   Williams Companies Inc.                                                                                     124,331
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        50,336,876
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.5%
    12,070   Bowater Incorporated                                                                                        271,575
    47,000   Weyerhaeuser Company                                                                                      3,320,550
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             3,592,125
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 7.8%
   111,700   Abbott Laboratories                                                                                       5,440,907
   246,638   Bristol-Myers Squibb Company                                                                              6,491,512
    13,040   CV Therapeutics Inc., (1)                                                                                   182,038
    61,800   Eli Lilly and Company                                                                                     3,219,780
    11,471   GlaxoSmithKline PLC, ADR                                                                                    605,210
   200,700   Johnson & Johnson                                                                                        13,250,214
   234,802   Merck & Co. Inc.                                                                                         10,237,367
   476,400   Pfizer Inc.                                                                                              12,338,760
    22,700   Schering-Plough Corporation                                                                                 536,628
    67,600   Wyeth                                                                                                     3,442,192
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    55,744,608
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 2.6%
     9,500   American Financial Realty Trust                                                                             108,680
    57,700   American Home Mortgage Investment Corp.                                                                   2,026,424
   154,100   Crescent Real Estate Equities Company                                                                     3,043,475
    19,900   Equity Office Properties Trust                                                                              958,583
    39,900   First Industrial Realty Trust, Inc.                                                                       1,870,911
    21,000   Health Care REIT, Inc.                                                                                      903,420
    58,500   Healthcare Realty Trust, Inc.                                                                             2,313,090
   117,900   HRPT Properties Trust                                                                                     1,456,065
    22,300   Lexington Corporate Properties Trust                                                                        499,966
     5,700   Liberty Property Trust                                                                                      280,098
    28,100   Mills Corp.                                                                                                 562,000
    42,800   Nationwide Health Properties, Inc.                                                                        1,293,416
    26,329   New Century Financial Corporation                                                                           831,733
     7,682   Newcastle Investment Corporation                                                                            240,600
    11,700   Reckson Associates Realty Corporation                                                                       533,520
    27,000   Senior Housing Properties Trust                                                                             660,960
    61,500   Trustreet Properties, Inc.                                                                                1,036,275
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                        18,619,216
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.3%
    16,069   Burlington Northern Santa Fe Corporation                                                                  1,186,053
    13,363   Norfolk Southern Corporation                                                                                672,025
--------------------------------------------------------------------------------------------------------------------------------
             Total Road & Rail                                                                                         1,858,078
             -------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 2.9%
    31,000   Advanced Micro Devices, Inc., (1)                                                                           630,850
    26,500   Analog Devices, Inc.                                                                                        871,055
    97,200   Applied Materials, Inc.                                                                                   1,793,340
    45,300   Broadcom Corporation, Class A, (1)                                                                        1,463,643
   395,114   Intel Corporation                                                                                         8,001,059
     9,900   Intersil Holding Corporation, Class A                                                                       236,808
     6,600   Lam Research Corporation, (1)                                                                               334,092
    59,115   Maxim Integrated Products, Inc.                                                                           1,810,101
    38,900   Microchip Technology Incorporated                                                                         1,272,030
    24,800   National Semiconductor Corporation                                                                          562,960

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT (continued)
    19,800   NVIDIA Corporation, (1)                                                                              $      732,798
   115,500   Texas Instruments Incorporated                                                                            3,326,400
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         21,035,136
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 3.3%
    42,852   Adobe Systems Incorporated, (1)                                                                           1,762,074
     4,580   Akamai Technologies, Inc., (1)                                                                              243,290
    11,400   Autodesk, Inc., (1)                                                                                         461,244
    34,800   BEA Systems, Inc., (1)                                                                                      437,784
    16,333   Cognizant Technology Solutions Corporation,                                                               1,260,254
              Class A, (1)
   474,900   Microsoft Corporation                                                                                    14,180,514
    16,433   NAVTEQ Corporation, (1)                                                                                     574,662
   251,178   Oracle Corporation, (1)                                                                                   4,305,191
     6,100   Red Hat, Inc., (1)                                                                                          140,300
    10,500   Salesforce.com, Inc., (1)                                                                                   382,725
     2,284   VeriSign, Inc., (1)                                                                                          54,930
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           23,802,968
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 2.8%
    27,715   Abercrombie & Fitch Co., Class A                                                                          1,929,795
    47,700   American Eagle Outfitters, Inc.                                                                           1,488,717
    52,650   Best Buy Co., Inc.                                                                                        2,589,854
    24,200   Chico's FAS, Inc., (1)                                                                                      500,698
     9,100   Christopher & Banks Corporation                                                                             169,806
    21,256   Claire's Stores, Inc.                                                                                       704,424
     2,670   Foot Locker, Inc.                                                                                            58,553
   135,715   Home Depot, Inc.                                                                                          5,450,314
    53,597   Limited Brands, Inc.                                                                                      1,551,097
    65,243   Lowe's Companies, Inc.                                                                                    2,032,319
   173,557   Pier 1 Imports, Inc.                                                                                      1,032,664
     5,212   RadioShack Corporation                                                                                       87,457
       500   Sherwin-Williams Company                                                                                     31,790
     5,000   Tiffany & Co                                                                                                196,200
    19,700   TJX Companies, Inc.                                                                                         561,844
    83,660   Tuesday Morning Corporation                                                                               1,300,913
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                   19,686,445
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.3%
    27,238   VF Corporation                                                                                            2,235,695
--------------------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
    10,500   Countrywide Financial Corporation                                                                           445,725
    60,800   New York Community Bancorp, Inc.                                                                            978,880
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                          1,424,605
             -------------------------------------------------------------------------------------------------------------------
             TOBACCO - 3.1%
   217,733   Altria Group, Inc.                                                                                       18,685,846
    40,400   Reynolds American Inc.                                                                                    2,644,988
    34,424   Vector Group Ltd.                                                                                           611,026
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                            21,941,860
             -------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.1%
    27,200   Stolt-Nielsen S.A., Sponsored ADR                                                                           829,329
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    37,362   Vodafone Group PLC                                                                                        1,037,916
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $557,793,556)                                                                 704,607,446
             ===================================================================================================================

       Portfolio of INVESTMENTS December 31, 2006

   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                   COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.8%
 $   34,403    Repurchase Agreement with Fixed Income Clearing               4.580%        1/02/07                  $   34,402,898
                Corporation, dated 12/29/06, repurchase price
                $34,420,405, collateralized by $29,960,000 U.S.
                Treasury Bonds, 6.250%, due 8/15/23, value
                $35,094,515
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $34,402,898)                                                          34,402,898
               ===================================================================================================================
                                                                          NOTIONAL       EXPIRATION      STRIKE
  CONTRACTS    TYPE                                                     AMOUNT (2)            DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               PUT OPTIONS - 0.2%
        670    S&P 500 Index                                     $       83,750,000        1/20/07      $   1250     $       16,750
        707    S&P 500 Index                                             88,375,000        2/17/07          1250             88,375
        669    S&P 500 Index                                             85,297,500        2/17/07          1275            120,420
        668    S&P 500 Index                                             86,840,000        2/17/07          1300            173,680
        708    S&P 500 Index                                             88,500,000        3/17/07          1250            219,480
        789    S&P 500 Index                                            100,597,500        3/17/07          1275            331,380
        743    S&P 500 Index                                             96,590,000        3/17/07          1300            423,510
-----------------------------------------------------------------------------------------------------------------------------------
      4,954    TOTAL PUT OPTIONS (COST $2,187,630)                      629,950,000                                       1,373,595
===================================================================================================================================
               TOTAL INVESTMENTS (COST $594,384,084) - 103.5%                                                           740,383,939
               ====================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (2)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (3.6)% (3)
      (630)  S&P 500 Index                                     $      (85,050,000)       1/20/07     $   1350     $   (4,583,250)
      (621)  S&P 500 Index                                            (85,387,500)       1/20/07         1375         (3,058,425)
      (588)  S&P 500 Index                                            (82,320,000)       1/20/07         1400         (1,631,700)
      (640)  S&P 500 Index                                            (86,400,000)       2/17/07         1350         (5,142,400)
      (614)  S&P 500 Index                                            (84,425,000)       2/17/07         1375         (3,601,110)
      (641)  S&P 500 Index                                            (89,740,000)       2/17/07         1400         (2,496,695)
      (646)  S&P 500 Index                                            (90,440,000)       3/17/07         1400         (3,136,330)
      (574)  S&P 500 Index                                            (81,795,000)       3/17/07         1425         (1,839,670)
--------------------------------------------------------------------------------------------------------------------------------
    (4,954)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (685,557,500)                                   (25,489,580)
              $23,418,815)
================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.1%                                                                        785,567
             ===================================================================================================================
             NET ASSETS - 100%                                                                                    $  715,679,926
             ===================================================================================================================

        (1)      Non-income producing.
        (2)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by Strike Price by 100.
        (3)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium Opportunity Fund (JSN)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 98.5%
             AEROSPACE & DEFENSE - 2.3%
    79,265   Boeing Company                                                                                  $    7,041,903
   133,500   Honeywell International Inc.                                                                         6,039,540
    26,000   Lockheed Martin Corporation                                                                          2,393,820
    41,700   Northrop Grumman Corporation                                                                         2,823,090
    46,000   Raytheon Company                                                                                     2,428,800
   107,600   United Technologies Corporation                                                                      6,727,152
---------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                           27,454,305
             --------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.6%
    99,300   United Parcel Service, Inc., Class B                                                                 7,445,514
---------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.2%
    93,200   AMR Corporation-DEL, (1)                                                                             2,817,436
---------------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.6%
   233,032   Ford Motor Company                                                                                   1,750,070
    82,581   General Motors Corporation                                                                           2,536,888
    35,100   Harley-Davidson Inc.                                                                                 2,473,497
---------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                    6,760,455
             --------------------------------------------------------------------------------------------------------------
             BEVERAGES - 1.1%
   176,250   Coca-Cola Company                                                                                    8,504,063
    83,200   PepsiCo, Inc.                                                                                        5,204,160
---------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                     13,708,223
             --------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 2.2%
   114,150   Amgen Inc., (1)                                                                                      7,797,587
   122,150   Biogen Idec Inc., (1)                                                                                6,008,559
    44,700   Genentech, Inc., (1)                                                                                 3,626,511
    48,100   Genzyme Corporation, (1)                                                                             2,961,998
    92,100   Gilead Sciences, Inc., (1)                                                                           5,980,053
    13,534   Sepracor Inc., (1)                                                                                     833,424
---------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                 27,208,132
             --------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.5%
    38,820   American Capital Strategies Limited                                                                  1,795,813
   157,750   Charles Schwab Corporation                                                                           3,050,885
    26,800   Goldman Sachs Group, Inc.                                                                            5,342,580
   308,177   JPMorgan Chase & Co.                                                                                14,884,949
    33,700   Legg Mason, Inc.                                                                                     3,203,185
   132,250   Morgan Stanley                                                                                      10,769,118
   136,400   Waddell & Reed Financial, Inc., Class A                                                              3,731,904
---------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                               42,778,434
             --------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.6%
    63,500   Dow Chemical Company                                                                                 2,536,190
   137,700   E.I. Du Pont de Nemours and Company                                                                  6,707,367
    46,050   Eastman Chemical Company                                                                             2,731,226
    72,000   Lubrizol Corporation                                                                                 3,609,360
    26,400   Lyondell Chemical Company                                                                              675,048
     4,287   NL Industries Inc.                                                                                      44,328
   152,650   RPM International, Inc.                                                                              3,188,859
---------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                     19,492,378
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 5.0%
   137,550   Allied Capital Corporation                                                                           4,495,134
   485,130   Bank of America Corporation                                                                         25,901,091

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
   113,756   Commerce Bancorp, Inc.                                                                          $    4,012,174
    30,000   F.N.B. Corporation PA                                                                                  548,100
    11,515   HSBC Holdings PLC, Sponsored ADR                                                                     1,055,350
    91,300   Lloyds TSB Group PLC, Sponsored ADR                                                                  4,138,629
   283,700   U.S. Bancorp                                                                                        10,267,103
    41,702   Wachovia Corporation                                                                                 2,374,929
   217,900   Wells Fargo & Company                                                                                7,748,524
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                              60,541,034
             --------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 2.1%
    98,100   Automatic Data Processing, Inc.                                                                      4,831,425
       300   CheckFree Corp., (1)                                                                                    12,048
    27,700   Corporate Executive Board Company                                                                    2,429,290
    88,440   Deluxe Corporation                                                                                   2,228,688
    48,400   Fair Isaac Corporation                                                                               1,967,460
    17,300   Getty Images Inc., (1)                                                                                 740,786
    57,150   Manpower Inc.                                                                                        4,282,250
    49,600   R.R. Donnelley & Sons Company                                                                        1,762,784
   267,200   ServiceMaster Company                                                                                3,502,992
    16,055   Sirva Inc., (1)                                                                                         55,871
    48,264   Synagro Technologies, Inc.                                                                             213,327
    95,550   Waste Management, Inc.                                                                               3,513,374
---------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                25,540,295
             --------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 5.4%
    68,500   ADTRAN, Inc.                                                                                         1,554,950
   939,000   Cisco Systems, Inc., (1)                                                                            25,662,870
   184,500   Corning Incorporated, (1)                                                                            3,451,995
    55,800   Harris Corporation                                                                                   2,558,988
       580   Juniper Networks Inc., (1)                                                                              10,985
   243,800   Motorola, Inc.                                                                                       5,012,528
   576,050   QUALCOMM Inc.                                                                                       21,768,930
    45,342   Research In Motion Limited, (1)                                                                      5,793,801
---------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                      65,815,047
             --------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 4.9%
   331,300   Apple Computer, Inc., (1)                                                                           28,107,489
    74,803   Dell Inc., (1)                                                                                       1,876,807
   222,900   EMC Corporation, (1)                                                                                 2,942,280
   317,700   Hewlett-Packard Company                                                                             13,086,063
    93,345   International Business Machines Corporation (IBM)                                                    9,068,467
    57,350   McAfee Inc., (1)                                                                                     1,627,593
    49,100   Network Appliance Inc., (1)                                                                          1,928,648
    13,043   SanDisk Corporation, (1)                                                                               561,240
---------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                       59,198,587
             --------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.3%
    31,000   American Express Company                                                                             1,880,770
     1,103   Capital One Financial Corporation                                                                       84,732
    55,700   Western Union Company                                                                                1,248,794
---------------------------------------------------------------------------------------------------------------------------
             Total Consumer Finance                                                                               3,214,296
             --------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.8%
   206,200   Packaging Corp. of America                                                                           4,557,020
   127,450   Sonoco Products Company                                                                              4,850,747
---------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                         9,407,767
             --------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 3.8%
    56,200   A. G. Edwards, Inc.                                                                                  3,556,898
    11,000   Chicago Merchantile Exchange                                                                         5,607,250
   549,300   Citigroup Inc.                                                                                      30,596,007
    33,900   Eaton Vance Corporation                                                                              1,119,039
   126,150   ING Group N.V., Sponsored ADR                                                                        5,572,046
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                46,451,240
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
   439,300   AT&T Inc.                                                                                       $   15,704,975
   231,248   BellSouth Corporation                                                                               10,894,093
    10,200   Broadwing Communications Inc., (1)                                                                     159,324
   162,893   Citizens Communications Company                                                                      2,340,772
   110,023   Sprint Nextel Corporation                                                                            2,078,334
   219,641   Verizon Communications Inc.                                                                          8,179,431
---------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                        39,356,929
             --------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 1.1%
    38,400   Ameren Corporation                                                                                   2,063,232
    40,998   Duquesne Light Holdings Inc.                                                                           813,810
   113,550   Great Plains Energy Incorporated                                                                     3,610,890
    92,500   OGE Energy Corp.                                                                                     3,700,000
   118,050   Pepco Holdings, Inc.                                                                                 3,070,481
---------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                            13,258,413
             --------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.2%
    26,500   Cooper Industries, Ltd., Class A                                                                     2,396,395
   161,600   Emerson Electric Co.                                                                                 7,124,944
    47,150   Hubbell Incorporated, Class B                                                                        2,131,652
    39,000   Rockwell Automation, Inc.                                                                            2,382,120
---------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                          14,035,111
             --------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
   123,100   Gentex Corporation                                                                                   1,915,436
    51,200   Roper Industries Inc.                                                                                2,572,288
---------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                             4,487,724
             --------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 1.9%
    45,800   Diamond Offshore Drilling, Inc.                                                                      3,661,252
    51,150   ENSCO International Incorporated                                                                     2,560,569
   194,500   Halliburton Company                                                                                  6,039,225
    76,950   Patterson-UTI Energy, Inc.                                                                           1,787,549
    75,000   Schlumberger Limited                                                                                 4,737,000
    77,800   Tidewater Inc.                                                                                       3,762,408
---------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                   22,548,003
             --------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 1.1%
    33,114   SUPERVALU Inc.                                                                                       1,183,826
    61,400   Walgreen Co.                                                                                         2,817,646
   198,300   Wal-Mart Stores, Inc.                                                                                9,157,494
---------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                      13,158,966
             --------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.4%
    61,000   Monsanto Company                                                                                     3,204,330
    90,000   Sara Lee Corporation                                                                                 1,532,700
---------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                  4,737,030
             --------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 1.0%
    24,400   AGL Resources Inc.                                                                                     949,404
   149,850   Atmos Energy Corporation                                                                             4,781,714
   122,400   Nicor Inc.                                                                                           5,728,320
    22,569   Piedmont Natural Gas Company                                                                           603,721
---------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                 12,063,159
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.6%
    83,900   Baxter International Inc.                                                                            3,892,121
    65,280   Boston Scientific Corporation, (1)                                                                   1,121,510
    35,700   Hillenbrand Industries                                                                               2,032,401
    16,800   Lincare Holdings, (1)                                                                                  669,312
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                               7,715,344
             --------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 1.7%
    49,000   Aetna Inc.                                                                                           2,115,820
     7,100   AmericGroup Corporation, (1)                                                                           254,819
    51,800   Caremark Rx, Inc.                                                                                    2,958,298
    39,000   Coventry Health Care, Inc., (1)                                                                      1,951,950

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES (continued)
    43,000   Mentor Corporation                                                                              $    2,101,410
    53,350   Tenet Healthcare Corporation, (1)                                                                      371,850
   116,200   UnitedHealth Group Incorporated                                                                      6,243,426
    66,800   Wellpoint Inc., (1)                                                                                  5,256,492
---------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                              21,254,065
             --------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.3%
    68,500   International Game Technology                                                                        3,164,700
   218,400   McDonald's Corporation                                                                               9,681,672
     1,310   OSI Restaurant Partners Inc.                                                                            51,352
    31,500   Starwood Hotels & Resorts Worldwide, Inc.                                                            1,968,750
    15,200   Wynn Resorts Ltd                                                                                     1,426,520
---------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                 16,292,994
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.0%
   184,850   Newell Rubbermaid Inc.                                                                               5,351,408
    44,700   Stanley Works                                                                                        2,247,963
    52,780   Whirlpool Corporation                                                                                4,381,796
---------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                            11,981,167
             --------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 1.6%
    61,100   Colgate-Palmolive Company                                                                            3,986,164
   232,575   Procter & Gamble Company                                                                            14,947,595
---------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                            18,933,759
             --------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 3.2%
    16,805   3M Co.                                                                                               1,309,614
   908,350   General Electric Company                                                                            33,799,701
    57,800   Genuine Parts Company                                                                                2,741,454
    45,750   Tyco International Ltd.                                                                              1,390,800
---------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                      39,241,569
             --------------------------------------------------------------------------------------------------------------
             INSURANCE - 2.3%
    43,400   Allstate Corporation                                                                                 2,825,774
   150,500   American International Group, Inc.                                                                  10,784,830
   118,050   Arthur J. Gallagher & Co.                                                                            3,488,378
    53,486   Fidelity National Title Group Inc., Class A                                                          1,277,246
   105,900   Marsh & McLennan Companies, Inc.                                                                     3,246,894
    35,150   Mercury General Corporation                                                                          1,853,460
    81,750   Unitrin, Inc.                                                                                        4,096,493
---------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                     27,573,075
             --------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.4%
    80,250   Amazon.com, Inc., (1)                                                                                3,166,665
    45,850   IAC/InterActiveCorp., (1)                                                                            1,703,786
---------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                      4,870,451
             --------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 3.2%
   307,900   eBay Inc., (1)                                                                                       9,258,553
    45,100   Google Inc., Class A, (1)                                                                           20,767,648
   265,070   United Online, Inc.                                                                                  3,520,130
   197,981   Yahoo! Inc., (1)                                                                                     5,056,435
---------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                  38,602,766
             --------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.4%
    87,200   Electronic Data Systems Corporation                                                                  2,402,360
    27,434   Fidelity National Information Services                                                               1,099,829
    55,700   First Data Corporation                                                                               1,421,464
---------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                    4,923,653
             --------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.3%
    85,100   Mattel, Inc.                                                                                         1,928,366
    34,500   Polaris Industries Inc.                                                                              1,615,635
---------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                   3,544,001
             --------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.5%
    49,050   Briggs & Stratton Corporation                                                                   $    1,321,898
   105,200   Caterpillar Inc.                                                                                     6,451,916
    52,750   Graco Inc.                                                                                           2,089,955
    23,890   Joy Global Inc.                                                                                      1,154,843
    76,400   SPX Corporation                                                                                      4,672,624
    67,000   Timken Company                                                                                       1,955,060
---------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                     17,646,296
             --------------------------------------------------------------------------------------------------------------
             MEDIA - 2.3%
    19,550   Catalina Marketing Corporation                                                                         537,625
    71,700   Clear Channel Communications, Inc.                                                                   2,548,218
    10,982   Idearc Inc., (1)                                                                                       314,634
     8,687   Live Nation Inc., (1)                                                                                  194,589
   144,450   News Corporation, Class A                                                                            3,102,786
    29,400   Omnicom Group Inc.                                                                                   3,073,476
   234,500   Regal Entertainment Group, Class A                                                                   4,999,540
   558,320   Sirius Satellite Radio Inc., (1)                                                                     1,976,453
    19,800   Time Warner Inc.                                                                                       431,244
    46,400   Viacom Inc., Class B, (1)                                                                            1,903,792
   144,300   Walt Disney Company                                                                                  4,945,161
   192,470   Westwood One, Inc.                                                                                   1,358,838
   218,640   XM Satellite Radio Holdings Inc., Class A, (1)                                                       3,159,348
---------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                         28,545,704
             --------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.6%
    52,210   Alcoa Inc.                                                                                           1,566,822
   140,000   Companhia Siderurgica Nacional S.A., Sponsored                                                       4,197,200
              ADR, (1)
    35,000   Southern Copper Corporation                                                                          1,886,150
---------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                7,650,172
             --------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.9%
    66,792   Federated Department Stores, Inc.                                                                    2,546,779
    93,000   Nordstrom, Inc.                                                                                      4,588,620
     9,977   Sears Holding Corporation, (1)                                                                       1,675,438
    44,400   Target Corporation                                                                                   2,533,020
---------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                              11,343,857
             --------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.3%
   181,250   Duke Energy Corporation                                                                              6,019,313
    88,300   National Fuel Gas Company                                                                            3,403,082
    95,800   ONEOK, Inc.                                                                                          4,130,896
    42,100   Public Service Enterprise Group Incorporated                                                         2,794,598
---------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                               16,347,889
             --------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 5.2%
   183,650   ChevronTexaco Corporation                                                                           13,503,785
    75,900   ConocoPhillips                                                                                       5,461,005
   539,550   Exxon Mobil Corporation                                                                             41,345,714
    44,960   Norsk Hydro ASA                                                                                      1,378,923
     2,417   Occidental Petroleum Corporation                                                                       118,022
    15,611   Royal Dutch Shell PLC, Class A                                                                       1,105,103
       640   YPF Sociedad Anonima                                                                                    30,688
---------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                   62,943,240
             --------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.1%
    37,000   Bowater Incorporated                                                                                   832,500
---------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 6.9%
   152,900   Abbott Laboratories                                                                                  7,447,759
   406,450   Bristol-Myers Squibb Company                                                                        10,697,764
   108,800   Celgene Corporation, (1)                                                                             6,259,264
    92,538   Eli Lilly and Company                                                                                4,821,230
    49,700   GlaxoSmithKline PLC, ADR                                                                             2,622,172
   111,950   Johnson & Johnson                                                                                    7,390,939
   381,350   Merck & Co. Inc.                                                                                    16,626,860
   698,250   Pfizer Inc.                                                                                         18,084,675

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (continued)
   124,850   Schering-Plough Corporation                                                                     $    2,951,454
   139,850   Wyeth                                                                                                7,121,162
---------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                               84,023,279
             --------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 1.9%
   125,350   American Financial Realty Trust                                                                      1,434,004
    22,000   American Home Mortgage Investment Corp.                                                                772,640
   277,600   Crescent Real Estate Equities Company                                                                5,482,600
    56,800   First Industrial Realty Trust, Inc.                                                                  2,663,352
    59,500   Health Care REIT, Inc.                                                                               2,559,690
    86,200   Hospitality Properties Trust                                                                         4,097,086
    18,978   Host Marriott Corporation                                                                              465,910
   149,200   HRPT Properties Trust                                                                                1,842,620
   112,500   Nationwide Health Properties, Inc.                                                                   3,399,750
---------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                   22,717,652
             --------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 4.6%
    84,500   Advanced Micro Devices, Inc., (1)                                                                    1,719,575
    87,500   Altera Corporation, (1)                                                                              1,722,000
   110,300   Analog Devices, Inc.                                                                                 3,625,561
   303,800   Applied Materials, Inc.                                                                              5,605,110
   136,700   Broadcom Corporation, Class A, (1)                                                                   4,416,777
 1,024,250   Intel Corporation                                                                                   20,741,063
       300   International Rectifier Corporation, (1)                                                                11,559
     4,800   KLA-Tencor Corporation                                                                                 238,800
    73,850   Linear Technology Corporation                                                                        2,239,132
   118,300   Marvell Technology Group Ltd., (1)                                                                   2,270,177
    26,293   Maxim Integrated Products, Inc.                                                                        805,092
   123,350   National Semiconductor Corporation                                                                   2,800,045
   213,250   Texas Instruments Incorporated                                                                       6,141,600
   131,950   Xilinx, Inc.                                                                                         3,141,730
---------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                    55,478,221
             --------------------------------------------------------------------------------------------------------------
             SOFTWARE - 7.2%
    84,154   Activision Inc., (1)                                                                                 1,450,815
   191,964   Adobe Systems Incorporated, (1)                                                                      7,893,560
    36,736   Akamai Technologies, Inc., (1)                                                                       1,951,416
    71,800   Autodesk, Inc., (1)                                                                                  2,905,028
       800   CA Inc.                                                                                                 18,120
 1,669,950   Microsoft Corporation                                                                               49,864,703
    34,740   NAVTEQ Corporation, (1)                                                                              1,214,858
   830,192   Oracle Corporation, (1)                                                                             14,229,491
    19,117   Red Hat, Inc., (1)                                                                                     439,691
    41,500   SAP AG, Sponsored ADR                                                                                2,203,650
   117,021   Symantec Corporation, (1)                                                                            2,439,888
    93,850   VeriSign, Inc., (1)                                                                                  2,257,093
---------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                      86,868,313
             --------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 2.8%
    20,800   Abercrombie & Fitch Co., Class A                                                                     1,448,304
    56,550   American Eagle Outfitters, Inc.                                                                      1,764,926
    88,950   Best Buy Co., Inc.                                                                                   4,375,451
    13,700   Cabela's Incorporated, (1)                                                                             330,581
    34,900   CarMax, Inc., (1)                                                                                    1,871,687
    48,900   Chico's FAS, Inc., (1)                                                                               1,011,741
    81,900   Claire's Stores, Inc.                                                                                2,714,166
    64,850   Gap, Inc.                                                                                            1,264,575
   198,859   Home Depot, Inc.                                                                                     7,986,177
   126,450   Limited Brands, Inc.                                                                                 3,659,463
   109,500   Lowe's Companies, Inc.                                                                               3,410,925
   440,860   Pier 1 Imports, Inc.                                                                                 2,623,117
   106,640   Tuesday Morning Corporation                                                                          1,658,252
---------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                              34,119,365
             --------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
   188,076   New York Community Bancorp, Inc.                                                                     3,028,024
---------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                              VALUE
---------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 2.0%
   221,400   Altria Group, Inc.                                                                              $   19,000,548
    42,914   Loews Corp - Carolina Group                                                                          2,777,394
    45,400   Reynolds American Inc.                                                                               2,972,338
---------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                       24,750,280
             --------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.0%
     2,000   Stolt-Nielsen S.A., Sponsored ADR                                                                       60,980
---------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.3%
    84,500   China Mobile Hong Kong Limited, Sponsored ADR                                                        3,652,090
---------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $974,737,455)                                                          1,196,419,184
             ==============================================================================================================
 PRINCIPAL
    AMOUNT
     (000)   DESCRIPTION                                              COUPON       MATURITY                           VALUE
---------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 4.6%
$   55,514   Repurchase Agreement with Fixed Income Clearing          4.580%        1/02/07                  $   55,514,316
              Corporation, dated 12/29/06, repurchase price
              $55,542,567, collateralized by $48,345,000 U.S.
              Treasury Bonds, 6.250%, due 8/15/23, value
              $56,630,318
==========   --------------------------------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS (COST $55,514,316)                                                     55,514,316
             ==============================================================================================================
                                                                    NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                 AMOUNT (2)           DATE        PRICE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             PUT OPTIONS - 0.2%
       347   Nasdaq 100 Index                                    $53,785,000        2/17/07        $1550     $      106,529
       454   Nasdaq 100 Index                                     72,640,000        2/17/07         1600            233,810
       856   Nasdaq 100 Index                                    132,680,000        3/17/07         1550            603,480
       863   S&P 500 Index                                       107,875,000        1/20/07         1250             21,575
       893   S&P 500 Index                                       111,625,000        2/17/07         1250            111,625
       841   S&P 500 Index                                       107,227,500        2/17/07         1275            151,380
       867   S&P 500 Index                                       112,710,000        2/17/07         1300            225,420
       893   S&P 500 Index                                       111,625,000        3/17/07         1250            276,830
       996   S&P 500 Index                                       126,990,000        3/17/07         1275            418,320
       935   S&P 500 Index                                       121,550,000        3/17/07         1300            532,950
---------------------------------------------------------------------------------------------------------------------------
     7,945   TOTAL PUT OPTIONS (COST $4,003,308)               1,058,707,500                                      2,681,919
===========================================================================================================================
             TOTAL INVESTMENTS (COST $1,034,255,079) - 103.3%                                                 1,254,615,419
             ==============================================================================================================

       Portfolio of INVESTMENTS December 31, 2006

                                                                        NOTIONAL      EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                     AMOUNT (2)            DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (3.3)% (3)
    (1,415)  Mini-NDX 100 Index                                  $  (24,055,000)        1/20/07        $170.0     $     (990,500)
    (3,560)  Mini-NDX 100 Index                                     (62,300,000)        2/17/07         175.0         (1,833,400)
    (1,103)  Mini-NDX 100 Index                                     (19,578,250)        2/17/07         177.5           (408,110)
      (280)  Mini-NDX 100 Index                                      (4,900,000)        3/17/07         175.0           (191,800)
    (2,090)  Mini-NDX 100 Index                                     (37,097,500)        3/17/07         177.5         (1,128,600)
       (34)  Nasdaq 100 Index                                        (5,780,000)        1/20/07          1700           (236,300)
      (360)  Nasdaq 100 Index                                       (63,000,000)        1/20/07          1750         (1,153,800)
       (82)  Nasdaq 100 Index                                       (14,555,000)        2/17/07          1775           (308,320)
      (163)  Nasdaq 100 Index                                       (28,525,000)        3/17/07          1750         (1,119,810)
      (173)  Nasdaq 100 Index                                       (30,707,500)        3/17/07          1775           (937,660)
      (826)  S&P 500 Index                                         (111,510,000)        1/20/07          1350         (6,009,150)
      (755)  S&P 500 Index                                         (103,812,500)        1/20/07          1375         (3,718,375)
      (760)  S&P 500 Index                                         (106,400,000)        1/20/07          1400         (2,109,000)
      (813)  S&P 500 Index                                         (109,755,000)        2/17/07          1350         (6,532,455)
      (769)  S&P 500 Index                                         (105,737,500)        2/17/07          1375         (4,510,185)
      (814)  S&P 500 Index                                         (113,960,000)        2/17/07          1400         (3,170,530)
      (823)  S&P 500 Index                                         (115,220,000)        3/17/07          1400         (3,995,665)
      (728)  S&P 500 Index                                         (103,740,000)        3/17/07          1425         (2,333,240)
--------------------------------------------------------------------------------------------------------------------------------
   (15,548)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED       (1,160,633,250)                                     (40,686,900)
              $44,498,005)
================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.0%                                                                        792,311
             ===================================================================================================================
             NET ASSETS - 100%                                                                                    $1,214,720,830
             ===================================================================================================================

        (1)      Non-income producing.
        (2)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by Strike Price by 100.
        (3)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium Advantage Fund (JLA)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 98.3%
             AEROSPACE & DEFENSE - 1.3%
    26,200   Boeing Company                                                                                       $    2,327,608
    41,300   Honeywell International Inc.                                                                              1,868,412
    29,900   United Technologies Corporation                                                                           1,869,348
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 6,065,368
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.5%
    33,210   United Parcel Service, Inc., Class B                                                                      2,490,086
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.2%
    57,313   Southwest Airlines Co.                                                                                      878,035
--------------------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.3%
    41,333   American Axle and Manufacturing Holdings Inc.                                                               784,914
    49,461   Cooper Tire & Rubber                                                                                        707,292
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                     1,492,206
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.6%
   116,095   Ford Motor Company                                                                                          871,873
    23,349   General Motors Corporation                                                                                  717,281
    14,900   Harley-Davidson Inc.                                                                                      1,050,003
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         2,639,157
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.6%
    32,700   Coca-Cola Company                                                                                         1,577,775
    23,200   PepsiCo, Inc.                                                                                             1,451,160
--------------------------------------------------------------------------------------------------------------------------------
             Total Beverages                                                                                           3,028,935
             -------------------------------------------------------------------------------------------------------------------
             BIOTECHNOLOGY - 4.1%
    81,330   Amgen Inc., (1)                                                                                           5,555,652
    67,600   Biogen Idec Inc., (1)                                                                                     3,325,244
    12,500   Cephalon, Inc., (1)                                                                                         880,125
    48,599   Genzyme Corporation, (1)                                                                                  2,992,726
    79,260   Gilead Sciences, Inc., (1)                                                                                5,146,352
    33,162   MedImmune, Inc., (1)                                                                                      1,073,454
    11,700   Sepracor Inc., (1)                                                                                          720,486
--------------------------------------------------------------------------------------------------------------------------------
             Total Biotechnology                                                                                      19,694,039
             -------------------------------------------------------------------------------------------------------------------
             BUILDING PRODUCTS - 0.1%
    22,301   Masco Corporation                                                                                           666,131
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 3.1%
    23,800   Bank of New York Company, Inc.                                                                              937,006
    72,720   Charles Schwab Corporation                                                                                1,406,405
     9,100   Goldman Sachs Group, Inc.                                                                                 1,814,085
    89,700   JPMorgan Chase & Co.                                                                                      4,332,510
    12,825   Merrill Lynch & Co., Inc.                                                                                 1,194,007
    35,700   Morgan Stanley                                                                                            2,907,051
    51,000   Waddell & Reed Financial, Inc., Class A                                                                   1,395,360
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    13,986,424
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 0.6%
    12,674   Dow Chemical Company                                                                                        506,200
    44,813   E.I. Du Pont de Nemours and Company                                                                       2,182,841
    21,574   NL Industries Inc.                                                                                          223,075
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           2,912,116
             -------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 4.0%
   113,367   Bank of America Corporation                                                                          $    6,052,664
    25,052   Commerce Bancorp, Inc.                                                                                      883,584
    19,882   Fifth Third Bancorp                                                                                         813,770
    38,433   FirstMerit Corporation                                                                                      927,773
    73,513   Lloyds TSB Group PLC, Sponsored ADR                                                                       3,332,344
    63,800   U.S. Bancorp                                                                                              2,308,922
    38,800   Wachovia Corporation                                                                                      2,209,660
    72,183   Wells Fargo & Company                                                                                     2,566,827
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   19,095,544
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 2.6%
    32,240   Automatic Data Processing, Inc.                                                                           1,587,820
    23,755   CheckFree Corp., (1)                                                                                        954,001
    12,940   Corporate Executive Board Company                                                                         1,134,838
    32,672   Deluxe Corporation                                                                                          823,334
     7,816   Global Payments Inc.                                                                                        361,881
    11,893   ITT Educational Services, Inc., (1)                                                                         789,338
    20,400   Manpower Inc.                                                                                             1,528,572
    60,290   Paychex, Inc.                                                                                             2,383,867
    29,775   Pitney Bowes Inc.                                                                                         1,375,307
    24,714   R.R. Donnelley & Sons Company                                                                               878,336
    42,188   ServiceMaster Company                                                                                       553,085
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                     12,370,379
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 7.3%
   459,280   Cisco Systems, Inc., (1)                                                                                 12,552,122
    33,878   Comverse Technology, Inc., (1)                                                                              715,165
    59,568   Corning Incorporated, (1)                                                                                 1,114,517
    29,400   Harris Corporation                                                                                        1,348,284
    41,875   JDS Uniphase Corporation, (1)                                                                               697,638
    72,900   Motorola, Inc.                                                                                            1,498,824
   358,677   QUALCOMM Inc.                                                                                            13,554,404
    24,140   Research In Motion Limited, (1)                                                                           3,084,609
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                           34,565,563
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 7.0%
   218,498   Apple Computer, Inc., (1)                                                                                18,537,370
   100,200   Hewlett-Packard Company                                                                                   4,127,238
    43,935   International Business Machines Corporation                                                               4,268,285
              (IBM)
     7,123   Lexmark International, Inc., (1)                                                                            521,404
    23,041   McAfee Inc., (1)                                                                                            653,904
     7,245   NCR Corporation, (1)                                                                                        309,796
    58,720   Network Appliance Inc., (1)                                                                               2,306,522
    24,387   SanDisk Corporation, (1)                                                                                  1,049,373
   242,000   Sun Microsystems Inc., (1)                                                                                1,311,640
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                            33,085,532
             -------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 0.2%
    18,700   American Express Company                                                                                  1,134,529
--------------------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.4%
    43,903   Packaging Corp. of America                                                                                  970,256
    24,900   Sonoco Products Company                                                                                     947,694
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                              1,917,950
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.0%
     4,400   Chicago Merchantile Exchange                                                                              2,242,900
   108,876   Citigroup Inc.                                                                                            6,064,393
    20,000   Moody's Corporation                                                                                       1,381,200
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      9,688,493
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 2.4%
   149,013   AT&T Inc.                                                                                                 5,327,215
    54,100   BellSouth Corporation                                                                                     2,548,651
    51,014   Chunghwa Telecom Co., Ltd., Sponsored ADR                                                                 1,006,506
    72,955   Citizens Communications Company                                                                           1,048,363

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
    11,127   France Telecom SA                                                                                    $      308,218
    32,766   Verizon Communications Inc.                                                                               1,220,206
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             11,459,159
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.5%
    21,600   Exelon Corporation                                                                                        1,336,824
    30,400   OGE Energy Corp.                                                                                          1,216,000
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  2,552,824
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.1%
    13,000   Cooper Industries, Ltd., Class A                                                                          1,175,590
    59,800   Emerson Electric Co.                                                                                      2,636,582
    13,500   Hubbell Incorporated, Class B                                                                               610,335
    13,700   Rockwell Automation, Inc.                                                                                   836,796
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                5,259,303
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
    17,182   Agilent Technologies, Inc., (1)                                                                             598,793
    13,202   Amphenol Corporation, Class A                                                                               819,580
    13,259   Diebold Inc.                                                                                                617,869
    48,857   Gentex Corporation                                                                                          760,215
    18,868   Roper Industries Inc.                                                                                       947,928
   177,201   Solectron Corporation, (1)                                                                                  570,587
--------------------------------------------------------------------------------------------------------------------------------
             Total Electronic Equipment & Instruments                                                                  4,314,972
             -------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 1.1%
    15,000   Cooper Cameron Corporation, (1)                                                                             795,750
    19,059   Diamond Offshore Drilling, Inc.                                                                           1,523,576
    52,800   Halliburton Company                                                                                       1,639,440
    34,000   Smith International, Inc.                                                                                 1,396,380
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         5,355,146
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 0.9%
    22,767   CVS Corporation                                                                                             703,728
     9,416   Kroger Co.                                                                                                  217,227
    23,562   SUPERVALU Inc.                                                                                              842,342
    13,901   Walgreen Co.                                                                                                637,917
    45,300   Wal-Mart Stores, Inc.                                                                                     2,091,954
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            4,493,168
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.6%
     9,285   Chiquita Brands International Inc.                                                                          148,281
    27,800   Monsanto Company                                                                                          1,460,334
    64,658   Sara Lee Corporation                                                                                      1,101,126
--------------------------------------------------------------------------------------------------------------------------------
             Total Food Products                                                                                       2,709,741
             -------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 0.8%
    47,295   Nicor Inc.                                                                                                2,213,406
    18,791   Peoples Energy Corporation                                                                                  837,515
    26,700   Piedmont Natural Gas Company                                                                                714,225
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       3,765,146
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 1.2%
    33,800   Applera Corporation-Applied Biosystems Group                                                              1,240,122
    34,400   Baxter International Inc.                                                                                 1,595,816
    19,890   Boston Scientific Corporation, (1)                                                                          341,710
     3,702   Intuitive Surgical, Inc., (1)                                                                               355,022
    10,999   Medtronic, Inc.                                                                                             588,556
    19,174   St. Jude Medical Inc., (1)                                                                                  701,001
    11,687   Zimmer Holdings, Inc., (1)                                                                                  916,027
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    5,738,254
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.9%
    12,213   Caremark Rx, Inc.                                                                                           697,484
     9,749   Medco Health Solutions, Inc., (1)                                                                           520,987
    13,835   Tenet Healthcare Corporation, (1)                                                                            96,430
    24,837   UnitedHealth Group Incorporated                                                                           1,334,492

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES (continued)
    11,200   Universal Health Services, Inc., Class B                                                             $      620,816
    14,993   Wellpoint Inc., (1)                                                                                       1,179,799
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    4,450,008
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 3.1%
    18,429   Carnival Corporation                                                                                        903,942
     9,154   Harrah's Entertainment, Inc.                                                                                757,219
    26,904   International Game Technology                                                                             1,242,965
    45,500   McDonald's Corporation                                                                                    2,017,015
   176,220   Starbucks Corporation, (1)                                                                                6,241,712
    15,700   Starwood Hotels & Resorts Worldwide, Inc.                                                                   981,250
    27,491   Tim Hortons Inc.                                                                                            796,139
    20,300   Wendy's International, Inc.                                                                                 671,727
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                      13,611,969
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 0.6%
    24,388   Leggett and Platt Inc.                                                                                      582,873
    38,500   Newell Rubbermaid Inc.                                                                                    1,114,575
    12,700   Whirlpool Corporation                                                                                     1,054,354
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  2,751,802
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 1.0%
    75,195   Procter & Gamble Company                                                                                  4,832,783
--------------------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 2.1%
    13,164   3M Co.                                                                                                    1,025,871
    14,536   American Standard Companies Inc.                                                                            666,476
   163,140   General Electric Company                                                                                  6,070,439
    17,994   Genuine Parts Company                                                                                       853,455
    37,342   Tyco International Ltd.                                                                                   1,135,197
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                            9,751,438
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 1.9%
    14,028   AFLAC Incorporated                                                                                          645,288
    63,270   American International Group, Inc.                                                                        4,533,928
    34,260   Fidelity National Title Group Inc., Class A                                                                 818,129
    30,179   Marsh & McLennan Companies, Inc.                                                                            925,288
    13,260   Prudential Financial, Inc.                                                                                1,138,504
    18,273   St. Paul Travelers Companies, Inc.                                                                          981,077
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                           9,042,214
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.8%
    52,439   Amazon.com, Inc., (1)                                                                                     2,069,243
    51,320   IAC/InterActiveCorp., (1)                                                                                 1,907,051
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet & Catalog Retail                                                                           3,976,294
             -------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 4.1%
    44,756   Earthlink, Inc., (1)                                                                                        317,768
   194,220   eBay Inc., (1)                                                                                            5,840,195
    22,623   Google Inc., Class A, (1)                                                                                10,417,439
     7,873   j2 Global Communications, Inc., (1)                                                                         214,539
    43,727   United Online, Inc.                                                                                         580,695
    82,105   Yahoo! Inc., (1)                                                                                          2,096,962
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                       19,467,598
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.7%
    41,600   Electronic Data Systems Corporation                                                                       1,146,080
    17,573   Fidelity National Information Services                                                                      704,502
    17,600   First Data Corporation                                                                                      449,152
    13,150   Infosys Technologies Limited, Sponsored ADR                                                                 717,464
     9,801   WebEx Communications, Inc., (1)                                                                             341,957
--------------------------------------------------------------------------------------------------------------------------------
             Total IT Services                                                                                         3,359,155
             -------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.1%
    26,523   Eastman Kodak Company                                                                                       684,293
--------------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.2%
    29,600   Caterpillar Inc.                                                                                     $    1,815,368
     8,259   Danaher Corporation                                                                                         598,282
    15,700   Eaton Corporation                                                                                         1,179,698
    18,700   Graco Inc.                                                                                                  740,894
    21,330   SPX Corporation                                                                                           1,304,543
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                           5,638,785
             -------------------------------------------------------------------------------------------------------------------
             MEDIA - 3.4%
    32,300   Clear Channel Communications, Inc.                                                                        1,147,942
   152,415   Comcast Corporation, Special Class A, (1)                                                                 6,383,140
     1,638   Idearc Inc., (1)                                                                                             46,929
    20,333   Monster Worldwide Inc., (1)                                                                                 948,331
    36,179   New York Times, Class A                                                                                     881,320
    62,500   News Corporation, Class A                                                                                 1,342,500
    10,200   Omnicom Group Inc.                                                                                        1,066,308
    65,946   Regal Entertainment Group, Class A                                                                        1,405,969
    34,600   Walt Disney Company                                                                                       1,185,742
    95,910   Westwood One, Inc.                                                                                          677,125
    67,170   XM Satellite Radio Holdings Inc., Class A, (1)                                                              970,607
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                              16,055,913
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 0.6%
    56,000   Companhia Siderurgica Nacional S.A., Sponsored                                                            1,678,880
              ADR, (1)
     4,084   Phelps Dodge Corporation                                                                                    488,936
    14,778   Southern Copper Corporation                                                                                 796,386
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     2,964,202
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 1.3%
    10,616   Dollar General Corporation                                                                                  170,493
    23,453   Federated Department Stores, Inc.                                                                           894,263
    16,800   J.C. Penney Company, Inc.                                                                                 1,299,648
    12,439   Kohl's Corporation, (1)                                                                                     851,201
    18,530   Sears Holding Corporation, (1)                                                                            3,111,743
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    6,327,348
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 0.4%
    61,600   Duke Energy Corporation                                                                                   2,045,736
        26   National Grid PLC, Sponsored ADR                                                                              1,888
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     2,047,624
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 4.0%
    70,620   ChevronTexaco Corporation                                                                                 5,192,689
    29,400   ConocoPhillips                                                                                            2,115,330
   140,291   Exxon Mobil Corporation                                                                                  10,750,499
    16,092   Norsk Hydro ASA                                                                                             493,542
     7,981   Occidental Petroleum Corporation                                                                            389,712
     5,544   Valero Energy Corporation                                                                                   283,631
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        19,225,403
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.2%
     6,887   Bowater Incorporated                                                                                        154,958
    23,723   International Paper Company                                                                                 808,954
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                               963,912
             -------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 5.1%
    34,430   Abbott Laboratories                                                                                       1,677,085
    77,186   Bristol-Myers Squibb Company                                                                              2,031,536
    58,000   Celgene Corporation, (1)                                                                                  3,336,740
    10,718   CV Therapeutics Inc., (1)                                                                                   149,623
    28,008   Eli Lilly and Company                                                                                     1,459,217
     8,855   GlaxoSmithKline PLC, ADR                                                                                    467,190
    17,972   Idenix Pharmaceuticals Inc., (1)                                                                            156,177
    47,476   Johnson & Johnson                                                                                         3,134,366
    99,822   Merck & Co. Inc.                                                                                          4,352,239
   182,940   Pfizer Inc.                                                                                               4,738,146
    31,686   Schering-Plough Corporation                                                                                 749,057

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (continued)
    22,020   Telik, Inc., (1)                                                                                     $       97,549
    38,806   Wyeth                                                                                                     1,976,002
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    24,324,927
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 1.7%
    19,881   American Home Mortgage Investment Corp.                                                                     698,221
    38,900   Health Care REIT, Inc.                                                                                    1,673,478
    30,269   Healthcare Realty Trust, Inc.                                                                             1,196,836
     9,611   Host Marriott Corporation                                                                                   235,950
    38,339   Lexington Corporate Properties Trust                                                                        859,560
    29,977   Mills Corp.                                                                                                 599,540
    51,777   Nationwide Health Properties, Inc.                                                                        1,564,701
    41,422   Senior Housing Properties Trust                                                                           1,014,011
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                         7,842,297
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.3%
    17,500   Burlington Northern Santa Fe Corporation                                                                  1,291,675
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 6.2%
    34,737   Advanced Micro Devices, Inc., (1)                                                                           706,898
    41,982   Agere Systems Inc., (1)                                                                                     804,795
    54,763   Altera Corporation, (1)                                                                                   1,077,736
    14,165   Analog Devices, Inc.                                                                                        465,604
   109,780   Applied Materials, Inc.                                                                                   2,025,441
    66,600   Broadcom Corporation, Class A, (1)                                                                        2,151,846
    18,900   Cymer, Inc., (1)                                                                                            830,655
    47,717   Cypress Semiconductor Corporation, (1)                                                                      804,986
    39,437   Fairchild Semiconductor International Inc.,                                                                 662,936
              Class A, (1)
    46,242   Integrated Device Technology, Inc., (1)                                                                     715,826
     5,434   International Rectifier Corporation, (1)                                                                    209,372
    20,531   Intersil Holding Corporation, Class A                                                                       491,102
    20,150   KLA-Tencor Corporation                                                                                    1,002,463
    70,275   Linear Technology Corporation                                                                             2,130,738
    51,022   LSI Logic Corporation, (1)                                                                                  459,198
    62,210   Marvell Technology Group Ltd., (1)                                                                        1,193,810
    98,150   Maxim Integrated Products, Inc.                                                                           3,005,353
    73,000   Micron Technology, Inc., (1)                                                                              1,019,080
    52,100   National Semiconductor Corporation                                                                        1,182,670
    27,401   Novellus Systems Inc., (1)                                                                                  943,142
    56,690   NVIDIA Corporation, (1)                                                                                   2,098,097
    21,817   PMC-Sierra, Inc., (1)                                                                                       146,392
   109,893   Taiwan Semiconductor Manufacturing Company Ltd.,                                                          1,201,130
              Sponsored ADR
    13,849   Tessera Technologies Inc., (1)                                                                              558,669
    80,091   Texas Instruments Incorporated                                                                            2,306,621
    22,335   Varian Semiconductor Equipment Associate, (1)                                                             1,016,689
     2,103   Verigy Limited, (1)                                                                                          37,328
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                         29,248,577
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 10.0%
    60,364   Activision Inc., (1)                                                                                      1,040,675
    91,430   Adobe Systems Incorporated, (1)                                                                           3,759,602
    28,460   Akamai Technologies, Inc., (1)                                                                            1,511,795
    27,018   Autodesk, Inc., (1)                                                                                       1,093,148
    63,545   BEA Systems, Inc., (1)                                                                                      799,396
    27,633   CA Inc.                                                                                                     625,887
    74,410   Cadence Design Systems, Inc., (1)                                                                         1,332,683
    62,757   CNET Networks, Inc., (1)                                                                                    570,461
    19,482   Hyperion Solutions Corporation, (1)                                                                         700,183
   741,380   Microsoft Corporation                                                                                    22,137,606
     8,453   NAVTEQ Corporation, (1)                                                                                     295,601
   490,178   Oracle Corporation, (1)                                                                                   8,401,651
     8,038   SAP AG, Sponsored ADR                                                                                       426,818
    38,088   Satyam Computer Services Limited, ADR                                                                       914,493
   146,348   Symantec Corporation, (1)                                                                                 3,051,356
    40,834   VeriSign, Inc., (1)                                                                                         982,058
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           47,643,413
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 2.0%
    28,650   Best Buy Co., Inc.                                                                                   $    1,409,294
    11,600   Claire's Stores, Inc.                                                                                       384,424
    50,492   Gap, Inc.                                                                                                   984,594
    43,371   Home Depot, Inc.                                                                                          1,741,779
    40,900   Limited Brands, Inc.                                                                                      1,183,646
    29,000   Lowe's Companies, Inc.                                                                                      903,350
    53,164   Pier 1 Imports, Inc.                                                                                        316,326
     6,115   RadioShack Corporation                                                                                      102,610
    28,938   TJX Companies, Inc.                                                                                         825,312
    43,412   Tuesday Morning Corporation                                                                                 675,057
    37,616   Urban Outfitters, Inc., (1)                                                                                 866,296
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    9,392,688
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.2%
    13,605   Fannie Mae                                                                                                  808,001
--------------------------------------------------------------------------------------------------------------------------------
             TOBACCO - 1.4%
    68,196   Altria Group, Inc.                                                                                        5,852,581
     5,596   Reynolds American Inc.                                                                                      366,370
    12,882   Vector Group Ltd.                                                                                           228,656
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             6,447,607
             -------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.6%
    46,400   China Mobile Hong Kong Limited, Sponsored ADR                                                             2,005,408
    36,448   Vodafone Group PLC                                                                                        1,012,525
--------------------------------------------------------------------------------------------------------------------------------
             Total Wireless Telecommunication Services                                                                 3,017,933
             -------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $371,511,809)                                                                 466,526,059
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                   COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 4.6%
 $   21,813    Repurchase Agreement with Fixed Income Clearing               4.580%        1/02/07                  $   21,812,979
                Corporation, dated 12/29/06, repurchase price
                $21,824,079, collateralized by $18,995,000 U.S.
                Treasury Bonds, 6.250%, due 8/15/23, value
                $22,250,344
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $21,812,979)                                                          21,812,979
               ===================================================================================================================
                                                                          NOTIONAL       EXPIRATION      STRIKE
  CONTRACTS    TYPE                                                     AMOUNT (2)            DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               PUT OPTIONS - 0.2%
         80    Nasdaq 100 Index                                  $       12,000,000        1/20/07         $1500     $        1,600
        321    Nasdaq 100 Index                                          49,755,000        2/17/07          1550             98,547
        246    Nasdaq 100 Index                                          39,360,000        2/17/07          1600            126,690
        643    Nasdaq 100 Index                                          99,665,000        3/17/07          1550            453,315
        224    S&P 500 Index                                             28,000,000        1/20/07          1250              5,600
        222    S&P 500 Index                                             27,750,000        2/17/07          1250             27,750
        225    S&P 500 Index                                             28,687,500        2/17/07          1275             40,500
        224    S&P 500 Index                                             29,120,000        2/17/07          1300             58,240
        222    S&P 500 Index                                             27,750,000        3/17/07          1250             68,820
        272    S&P 500 Index                                             34,680,000        3/17/07          1275            114,240
        239    S&P 500 Index                                             31,070,000        3/17/07          1300            136,230
-----------------------------------------------------------------------------------------------------------------------------------
      2,918    TOTAL PUT OPTIONS (COST $1,730,525)                      407,837,500                                       1,131,532
===================================================================================================================================
               TOTAL INVESTMENTS (COST $395,055,313) - 103.1%                                                           489,470,570
               ====================================================================================================================

       Portfolio of INVESTMENTS December 31, 2006

                                                                         NOTIONAL     EXPIRATION       STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (2)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (3.1)% (3)
      (100)  Mini-NDX 100 Index                                        (1,700,000)       1/20/07        170.0     $      (70,000)
      (200)  Mini-NDX 100 Index                                        (3,500,000)       1/20/07        175.0            (64,000)
    (2,730)  Mini-NDX 100 Index                                       (47,775,000)       2/17/07        175.0         (1,405,950)
      (970)  Mini-NDX 100 Index                                       (17,217,500)       2/17/07        177.5           (358,900)
      (780)  Mini-NDX 100 Index                                       (13,650,000)       3/17/07        175.0           (534,300)
      (880)  Mini-NDX 100 Index                                       (15,620,000)       3/17/07        177.5           (475,200)
      (128)  Nasdaq 100 Index                                         (21,760,000)       1/20/07         1700           (889,600)
      (263)  Nasdaq 100 Index                                         (46,025,000)       1/20/07         1750           (842,915)
       (50)  Nasdaq 100 Index                                          (8,875,000)       2/17/07         1775           (188,000)
       (52)  Nasdaq 100 Index                                          (9,100,000)       3/17/07         1750           (357,240)
      (235)  Nasdaq 100 Index                                         (41,712,500)       3/17/07         1775         (1,273,700)
      (203)  S&P 500 Index                                            (27,405,000)       1/20/07         1350         (1,476,825)
      (194)  S&P 500 Index                                            (26,675,000)       1/20/07         1375           (955,450)
      (205)  S&P 500 Index                                            (28,700,000)       1/20/07         1400           (568,875)
      (191)  S&P 500 Index                                            (25,785,000)       2/17/07         1350         (1,534,685)
      (215)  S&P 500 Index                                            (29,562,500)       2/17/07         1375         (1,260,975)
      (219)  S&P 500 Index                                            (30,660,000)       2/17/07         1400           (853,005)
      (210)  S&P 500 Index                                            (29,400,000)       3/17/07         1400         (1,019,550)
      (191)  S&P 500 Index                                            (27,217,500)       3/17/07         1425           (612,155)
--------------------------------------------------------------------------------------------------------------------------------
    (8,016)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (452,340,000)                                   (14,741,325)
              $19,166,900)
================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.0%                                                                         51,463
             ===================================================================================================================
             NET ASSETS - 100%                                                                                    $  474,780,708
             ===================================================================================================================

        (1)      Non-income producing.
        (2)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by Strike Price by 100.
        (3)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

Nuveen Equity Premium and Growth Fund (JPG)

Portfolio of
        INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS - 96.6%
             AEROSPACE & DEFENSE - 1.6%
    20,500   Boeing Company                                                                                       $    1,821,220
     4,500   Goodrich Corporation                                                                                        204,975
    33,500   Honeywell International Inc.                                                                              1,515,540
    23,900   United Technologies Corporation                                                                           1,494,228
--------------------------------------------------------------------------------------------------------------------------------
             Total Aerospace & Defense                                                                                 5,035,963
             -------------------------------------------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS - 0.7%
    28,200   United Parcel Service, Inc., Class B                                                                      2,114,436
--------------------------------------------------------------------------------------------------------------------------------
             AIRLINES - 0.2%
     5,400   AMR Corporation-DEL, (1)                                                                                    163,242
     9,600   Continental Airlines, Inc., (1)                                                                             396,000
     3,250   Southwest Airlines Co.                                                                                       49,790
--------------------------------------------------------------------------------------------------------------------------------
             Total Airlines                                                                                              609,032
             -------------------------------------------------------------------------------------------------------------------
             AUTO COMPONENTS - 0.2%
    24,800   American Axle and Manufacturing Holdings Inc.                                                               470,952
     9,310   Cooper Tire & Rubber                                                                                        133,133
--------------------------------------------------------------------------------------------------------------------------------
             Total Auto Components                                                                                       604,085
             -------------------------------------------------------------------------------------------------------------------
             AUTOMOBILES - 0.6%
    82,400   Ford Motor Company                                                                                          618,824
    35,600   General Motors Corporation                                                                                1,093,632
     2,500   Harley-Davidson Inc.                                                                                        176,175
--------------------------------------------------------------------------------------------------------------------------------
             Total Automobiles                                                                                         1,888,631
             -------------------------------------------------------------------------------------------------------------------
             BEVERAGES - 0.5%
    35,500   Coca-Cola Company                                                                                         1,712,875
--------------------------------------------------------------------------------------------------------------------------------
             CAPITAL MARKETS - 5.1%
   130,200   American Capital Strategies Limited                                                                       6,023,052
    35,000   Charles Schwab Corporation                                                                                  676,900
     8,500   Goldman Sachs Group, Inc.                                                                                 1,694,475
   104,500   JPMorgan Chase & Co.                                                                                      5,047,350
    31,000   Morgan Stanley                                                                                            2,524,330
    18,800   Waddell & Reed Financial, Inc., Class A                                                                     514,368
--------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                    16,480,475
             -------------------------------------------------------------------------------------------------------------------
             CHEMICALS - 1.7%
     1,000   Chemtura Corporation                                                                                          9,630
    51,000   Dow Chemical Company                                                                                      2,036,940
    38,955   E.I. Du Pont de Nemours and Company                                                                       1,897,498
     2,700   Eastman Chemical Company                                                                                    160,137
     3,000   Lyondell Chemical Company                                                                                    76,710
    14,000   Olin Corporation                                                                                            231,280
    13,000   PPG Industries, Inc.                                                                                        834,730
     8,000   RPM International, Inc.                                                                                     167,120
--------------------------------------------------------------------------------------------------------------------------------
             Total Chemicals                                                                                           5,414,045
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 8.9%
   136,400   Allied Capital Corporation                                                                                4,457,552
   167,515   Bank of America Corporation                                                                               8,943,626
     8,000   Comerica Incorporated                                                                                       469,440
     9,000   Federated Investors Inc.                                                                                    304,020
    27,720   HSBC Holdings PLC, Sponsored ADR                                                                          2,540,538
    34,000   Lloyds TSB Group PLC, Sponsored ADR                                                                       1,541,220
     2,133   National Australia Bank Limited, Sponsored ADR                                                              339,680

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS (continued)
    18,800   National City Corporation                                                                            $      687,328
    15,493   Regions Financial Corporation                                                                               579,438
    91,383   U.S. Bancorp                                                                                              3,307,151
    32,118   Wachovia Corporation                                                                                      1,829,120
     9,600   Washington Mutual, Inc.                                                                                     436,704
    98,100   Wells Fargo & Company                                                                                     3,488,436
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                   28,924,253
             -------------------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES - 1.2%
    23,000   Automatic Data Processing, Inc.                                                                           1,132,750
     1,400   Avery Dennison Corporation                                                                                   95,102
    46,100   Deluxe Corporation                                                                                        1,161,720
     1,000   Robert Half International Inc.                                                                               37,120
    86,500   ServiceMaster Company                                                                                     1,134,015
     6,000   Standard Register Company                                                                                    72,000
    71,265   Synagro Technologies, Inc.                                                                                  314,991
--------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Services & Supplies                                                                      3,947,698
             -------------------------------------------------------------------------------------------------------------------
             COMMUNICATIONS EQUIPMENT - 1.5%
    11,321   Alcatel SA                                                                                                  160,985
   119,800   Cisco Systems, Inc., (1)                                                                                  3,274,134
    28,400   Corning Incorporated, (1)                                                                                   531,364
    35,100   Motorola, Inc.                                                                                              721,656
     1,000   Plantronics Inc.                                                                                             21,200
     3,291   QUALCOMM Inc.                                                                                               124,367
--------------------------------------------------------------------------------------------------------------------------------
             Total Communications Equipment                                                                            4,833,706
             -------------------------------------------------------------------------------------------------------------------
             COMPUTERS & PERIPHERALS - 2.3%
    15,467   Apple Computer, Inc., (1)                                                                                 1,312,220
    14,919   Dell Inc., (1)                                                                                              374,318
    25,000   EMC Corporation, (1)                                                                                        330,000
    65,500   Hewlett-Packard Company                                                                                   2,697,945
    27,500   International Business Machines Corporation                                                               2,671,625
              (IBM)
--------------------------------------------------------------------------------------------------------------------------------
             Total Computers & Peripherals                                                                             7,386,108
             -------------------------------------------------------------------------------------------------------------------
             CONTAINERS & PACKAGING - 0.3%
    22,600   Chesapeake Corporation                                                                                      384,652
    21,200   Packaging Corp. of America                                                                                  468,520
--------------------------------------------------------------------------------------------------------------------------------
             Total Containers & Packaging                                                                                853,172
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 2.9%
     1,500   Chicago Merchantile Exchange                                                                                764,625
   140,929   Citigroup Inc.                                                                                            7,849,745
     4,000   Federal Home Loan Mortgage Corporation                                                                      271,600
    21,800   Gladstone Capital Corporation                                                                               520,148
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Financial Services                                                                      9,406,118
             -------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 3.8%
     4,000   Alaska Communications Systems Group Inc.                                                                     60,760
   118,000   AT&T Inc.                                                                                                 4,218,500
    16,000   BellSouth Corporation                                                                                       753,760
   104,800   Citizens Communications Company                                                                           1,505,976
     3,700   Compania Anonima Nacional Telefonos de Venezuela                                                             72,483
    15,600   FairPoint Communications Inc.                                                                               295,620
     2,000   France Telecom SA                                                                                            55,400
     4,000   SK Telecom Company Limited                                                                                  105,920
    16,800   Telstra Corporation Limited, ADR                                                                            275,184
   129,500   Verizon Communications Inc.                                                                               4,822,580
--------------------------------------------------------------------------------------------------------------------------------
             Total Diversified Telecommunication Services                                                             12,166,183
             -------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES - 0.9%
     5,400   Ameren Corporation                                                                                          290,142
    26,500   Centerpoint Energy Inc.                                                                                     439,370
    13,600   Consolidated Edison, Inc.                                                                                   653,752
    12,000   Duquesne Light Holdings Inc.                                                                                238,200
     6,000   Enel SpA, Sponsored ADR                                                                                     309,600
    14,700   Great Plains Energy Incorporated                                                                            467,460

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             ELECTRIC UTILITIES (continued)
     8,882   Progress Energy, Inc.                                                                                $      435,929
     3,849   TXU Corporation                                                                                             208,654
--------------------------------------------------------------------------------------------------------------------------------
             Total Electric Utilities                                                                                  3,043,107
             -------------------------------------------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 1.1%
    21,000   American Power Conversion Corporation                                                                       642,390
     2,500   Cooper Industries, Ltd., Class A                                                                            226,075
    60,000   Emerson Electric Co.                                                                                      2,645,400
     2,000   Hubbell Incorporated, Class B                                                                                90,420
     1,000   Rockwell Automation, Inc.                                                                                    61,080
--------------------------------------------------------------------------------------------------------------------------------
             Total Electrical Equipment                                                                                3,665,365
             -------------------------------------------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.0%
     3,100   MEMC Electronic Materials, (1)                                                                              121,334
--------------------------------------------------------------------------------------------------------------------------------
             ENERGY EQUIPMENT & SERVICES - 1.5%
    12,700   Baker Hughes Incorporated                                                                                   948,182
    12,000   Carbo Ceramics Inc.                                                                                         448,440
     2,500   Diamond Offshore Drilling, Inc.                                                                             199,850
    17,600   Halliburton Company                                                                                         546,480
     2,500   National-Oilwell Varco Inc., (1)                                                                            152,950
     5,000   Noble Corporation                                                                                           380,750
     8,000   Patterson-UTI Energy, Inc.                                                                                  185,840
    23,514   Schlumberger Limited                                                                                      1,485,144
     2,000   Tidewater Inc.                                                                                               96,720
     7,000   Transocean Inc., (1)                                                                                        566,230
--------------------------------------------------------------------------------------------------------------------------------
             Total Energy Equipment & Services                                                                         5,010,586
             -------------------------------------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING - 1.1%
     8,500   CVS Corporation                                                                                             262,735
    29,375   SUPERVALU Inc.                                                                                            1,050,156
    37,400   Wal-Mart Stores, Inc.                                                                                     1,727,132
     9,000   Whole Foods Market, Inc.                                                                                    422,370
--------------------------------------------------------------------------------------------------------------------------------
             Total Food & Staples Retailing                                                                            3,462,393
             -------------------------------------------------------------------------------------------------------------------
             FOOD PRODUCTS - 0.3%
    41,300   ConAgra Foods, Inc.                                                                                       1,115,100
--------------------------------------------------------------------------------------------------------------------------------
             GAS UTILITIES - 2.5%
    77,000   KeySpan Corporation                                                                                       3,170,860
    35,390   Nicor Inc.                                                                                                1,656,252
    71,000   Peoples Energy Corporation                                                                                3,164,470
--------------------------------------------------------------------------------------------------------------------------------
             Total Gas Utilities                                                                                       7,991,582
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.5%
     2,700   Baxter International Inc.                                                                                   125,253
     3,360   Boston Scientific Corporation, (1)                                                                           57,725
    29,000   Medtronic, Inc.                                                                                           1,551,790
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Equipment & Supplies                                                                    1,734,768
             -------------------------------------------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS & SERVICES - 0.6%
     9,173   Aetna Inc.                                                                                                  396,090
    17,000   Health Management Associates Inc.                                                                           358,870
    24,600   UnitedHealth Group Incorporated                                                                           1,321,758
--------------------------------------------------------------------------------------------------------------------------------
             Total Health Care Providers & Services                                                                    2,076,718
             -------------------------------------------------------------------------------------------------------------------
             HOTELS, RESTAURANTS & LEISURE - 1.0%
     4,800   Harrah's Entertainment, Inc.                                                                                397,056
     5,500   International Game Technology                                                                               254,100
    31,900   McDonald's Corporation                                                                                    1,414,127
    11,000   OSI Restaurant Partners Inc.                                                                                431,200
    12,813   Tim Hortons Inc.                                                                                            371,064
    10,200   Wendy's International, Inc.                                                                                 337,518
--------------------------------------------------------------------------------------------------------------------------------
             Total Hotels, Restaurants & Leisure                                                                       3,205,065
             -------------------------------------------------------------------------------------------------------------------

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD DURABLES - 1.4%
     5,000   Black & Decker Corporation                                                                           $      399,850
     1,000   D.R. Horton, Inc.                                                                                            26,490
     2,200   Furniture Brands International, Inc.                                                                         35,706
    13,500   Kimball International Inc., Class B                                                                         328,050
     1,000   La Z Boy Inc.                                                                                                11,870
    55,500   Newell Rubbermaid Inc.                                                                                    1,606,725
    12,000   Snap-on Incorporated                                                                                        571,680
    13,500   Stanley Works                                                                                               678,915
     8,998   Whirlpool Corporation                                                                                       747,014
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Durables                                                                                  4,406,300
             -------------------------------------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS - 2.1%
    20,000   Kimberly-Clark Corporation                                                                                1,359,000
    85,500   Procter & Gamble Company                                                                                  5,495,085
--------------------------------------------------------------------------------------------------------------------------------
             Total Household Products                                                                                  6,854,085
             -------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES - 4.4%
    15,600   3M Co.                                                                                                    1,215,708
     6,700   American Standard Companies Inc.                                                                            307,195
   302,676   General Electric Company                                                                                 11,262,574
    23,200   Genuine Parts Company                                                                                     1,100,376
    14,166   Tyco International Ltd.                                                                                     430,646
--------------------------------------------------------------------------------------------------------------------------------
             Total Industrial Conglomerates                                                                           14,316,499
             -------------------------------------------------------------------------------------------------------------------
             INSURANCE - 4.3%
    20,000   Allstate Corporation                                                                                      1,302,200
    29,140   American International Group, Inc.                                                                        2,088,172
     9,000   Arthur J. Gallagher & Co.                                                                                   265,950
   149,977   Fidelity National Title Group Inc., Class A                                                               3,581,451
    74,334   Lincoln National Corporation                                                                              4,935,778
    13,000   Marsh & McLennan Companies, Inc.                                                                            398,580
     9,000   Mercury General Corporation                                                                                 474,570
    16,400   St. Paul Travelers Companies, Inc.                                                                          880,516
     1,500   Unitrin, Inc.                                                                                                75,165
--------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                          14,002,382
             -------------------------------------------------------------------------------------------------------------------
             INTERNET & CATALOG RETAIL - 0.2%
    14,500   Amazon.com, Inc., (1)                                                                                       572,170
--------------------------------------------------------------------------------------------------------------------------------
             INTERNET SOFTWARE & SERVICES - 1.9%
    43,000   eBay Inc., (1)                                                                                            1,293,010
     6,400   Google Inc., Class A, (1)                                                                                 2,947,072
   104,600   United Online, Inc.                                                                                       1,389,088
    23,800   Yahoo! Inc., (1)                                                                                            607,852
--------------------------------------------------------------------------------------------------------------------------------
             Total Internet Software & Services                                                                        6,237,022
             -------------------------------------------------------------------------------------------------------------------
             IT SERVICES - 0.1%
     5,374   Fidelity National Information Services                                                                      215,444
--------------------------------------------------------------------------------------------------------------------------------
             LEISURE EQUIPMENT & PRODUCTS - 0.5%
     5,000   Brunswick Corporation                                                                                       159,500
     2,000   Eastman Kodak Company                                                                                        51,600
    39,200   Mattel, Inc.                                                                                                888,272
     8,000   Polaris Industries Inc.                                                                                     374,640
--------------------------------------------------------------------------------------------------------------------------------
             Total Leisure Equipment & Products                                                                        1,474,012
             -------------------------------------------------------------------------------------------------------------------
             MACHINERY - 1.4%
    25,000   Briggs & Stratton Corporation                                                                               673,750
    30,000   Caterpillar Inc.                                                                                          1,839,900
     5,100   Deere & Company                                                                                             484,857
    11,000   Illinois Tool Works Inc.                                                                                    508,090
    19,000   Ingersoll-Rand Company - Class A                                                                            743,470
     3,000   Pentair, Inc.                                                                                                94,200
     2,100   Volvo AB                                                                                                    144,522
--------------------------------------------------------------------------------------------------------------------------------
             Total Machinery                                                                                           4,488,789
             -------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             MEDIA - 1.5%
     1,500   Clear Channel Communications, Inc.                                                                   $       53,310
    17,600   Dow Jones & Company, Inc.                                                                                   668,800
    39,000   New York Times, Class A                                                                                     950,040
       500   Reed Elsevier NV, Sponsored ADR                                                                              17,050
    76,486   Regal Entertainment Group, Class A                                                                        1,630,682
    37,000   Sirius Satellite Radio Inc., (1)                                                                            130,980
    99,500   Westwood One, Inc.                                                                                          702,470
    18,500   World Wrestling Entertainment Inc.                                                                          301,550
    19,000   XM Satellite Radio Holdings Inc., Class A, (1)                                                              274,550
--------------------------------------------------------------------------------------------------------------------------------
             Total Media                                                                                               4,729,432
             -------------------------------------------------------------------------------------------------------------------
             METALS & MINING - 1.4%
    38,104   Companhia Siderurgica Nacional S.A., Sponsored                                                            1,142,358
              ADR, (1)
     1,140   Phelps Dodge Corporation                                                                                    136,481
    57,336   Southern Copper Corporation                                                                               3,089,837
--------------------------------------------------------------------------------------------------------------------------------
             Total Metals & Mining                                                                                     4,368,676
             -------------------------------------------------------------------------------------------------------------------
             MULTILINE RETAIL - 0.6%
    18,000   Dollar General Corporation                                                                                  289,080
    19,200   Federated Department Stores, Inc.                                                                           732,096
     5,500   J.C. Penney Company, Inc.                                                                                   425,480
    12,800   Nordstrom, Inc.                                                                                             631,552
--------------------------------------------------------------------------------------------------------------------------------
             Total Multiline Retail                                                                                    2,078,208
             -------------------------------------------------------------------------------------------------------------------
             MULTI-UTILITIES - 1.0%
     1,450   Dominion Resources, Inc.                                                                                    121,568
    76,000   Duke Energy Corporation                                                                                   2,523,960
    10,500   ONEOK, Inc.                                                                                                 452,760
     6,600   United Utilities PLC, Sponsored ADR                                                                         202,752
--------------------------------------------------------------------------------------------------------------------------------
             Total Multi-Utilities                                                                                     3,301,040
             -------------------------------------------------------------------------------------------------------------------
             OIL, GAS & CONSUMABLE FUELS - 8.5%
    68,900   ChevronTexaco Corporation                                                                                 5,066,217
    17,026   ConocoPhillips                                                                                            1,225,021
   185,000   Exxon Mobil Corporation                                                                                  14,176,550
     3,600   Frontline Limited                                                                                           114,660
    12,800   General Maritime Corporation                                                                                450,432
     7,800   Marathon Oil Corporation                                                                                    721,500
   141,559   Norsk Hydro ASA                                                                                           4,341,615
    24,500   Occidental Petroleum Corporation                                                                          1,196,335
     3,000   YPF Sociedad Anonima                                                                                        143,850
--------------------------------------------------------------------------------------------------------------------------------
             Total Oil, Gas & Consumable Fuels                                                                        27,436,180
             -------------------------------------------------------------------------------------------------------------------
             PAPER & FOREST PRODUCTS - 0.9%
    11,000   Bowater Incorporated                                                                                        247,500
     8,500   International Paper Company                                                                                 289,850
    32,400   Weyerhaeuser Company                                                                                      2,289,060
--------------------------------------------------------------------------------------------------------------------------------
             Total Paper & Forest Products                                                                             2,826,410
             -------------------------------------------------------------------------------------------------------------------
             PERSONAL PRODUCTS - 0.2%
    23,000   Avon Products, Inc.                                                                                         759,920
--------------------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS - 9.1%
    65,000   Abbott Laboratories                                                                                       3,166,150
   146,264   Bristol-Myers Squibb Company                                                                              3,849,668
     2,000   CV Therapeutics Inc., (1)                                                                                    27,920
    31,132   Eli Lilly and Company                                                                                     1,621,977
    89,900   Johnson & Johnson                                                                                         5,935,198
   140,500   Merck & Co. Inc.                                                                                          6,125,800
   277,500   Pfizer Inc.                                                                                               7,187,250
    30,500   Wyeth                                                                                                     1,553,060
--------------------------------------------------------------------------------------------------------------------------------
             Total Pharmaceuticals                                                                                    29,467,023
             -------------------------------------------------------------------------------------------------------------------
             REAL ESTATE - 3.4%
     9,700   American Home Mortgage Investment Corp.                                                                     340,664
    60,671   Apartment Investment & Management Company, Class                                                          3,398,789
              A
     2,800   Colonial Properties Trust                                                                                   131,264

       Portfolio of INVESTMENTS December 31, 2006

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             REAL ESTATE (continued)
    57,500   Healthcare Realty Trust, Inc.                                                                        $    2,273,550
    47,000   Hospitality Properties Trust                                                                              2,233,910
    17,500   Lexington Corporate Properties Trust                                                                        392,350
    53,300   Nationwide Health Properties, Inc.                                                                        1,610,726
     4,799   New Century Financial Corporation                                                                           151,600
    20,000   Senior Housing Properties Trust                                                                             489,600
--------------------------------------------------------------------------------------------------------------------------------
             Total Real Estate                                                                                        11,022,453
             -------------------------------------------------------------------------------------------------------------------
             ROAD & RAIL - 0.4%
    39,500   CSX Corporation                                                                                           1,359,985
--------------------------------------------------------------------------------------------------------------------------------
             SEMICONDUCTORS & EQUIPMENT - 2.9%
    47,000   Analog Devices, Inc.                                                                                      1,544,890
    11,500   Applied Materials, Inc.                                                                                     212,175
   237,500   Intel Corporation                                                                                         4,809,375
    44,000   Maxim Integrated Products, Inc.                                                                           1,347,280
    30,600   Microchip Technology Incorporated                                                                         1,000,620
    13,400   NVIDIA Corporation, (1)                                                                                     495,934
--------------------------------------------------------------------------------------------------------------------------------
             Total Semiconductors & Equipment                                                                          9,410,274
             -------------------------------------------------------------------------------------------------------------------
             SOFTWARE - 3.3%
     7,700   Adobe Systems Incorporated, (1)                                                                             316,624
   273,500   Microsoft Corporation                                                                                     8,166,710
     9,000   NAVTEQ Corporation, (1)                                                                                     314,730
    99,976   Oracle Corporation, (1)                                                                                   1,713,589
     3,500   Salesforce.com, Inc., (1)                                                                                   127,575
--------------------------------------------------------------------------------------------------------------------------------
             Total Software                                                                                           10,639,228
             -------------------------------------------------------------------------------------------------------------------
             SPECIALTY RETAIL - 2.4%
     6,450   Abercrombie & Fitch Co., Class A                                                                            449,114
    25,500   American Eagle Outfitters, Inc.                                                                             795,855
    17,000   Best Buy Co., Inc.                                                                                          836,230
     7,000   Chico's FAS, Inc., (1)                                                                                      144,830
    14,151   Gap, Inc.                                                                                                   275,945
    26,012   Home Depot, Inc.                                                                                          1,044,642
    30,700   Limited Brands, Inc.                                                                                        888,458
    23,000   Lowe's Companies, Inc.                                                                                      716,450
   108,100   Pier 1 Imports, Inc.                                                                                        643,195
    12,000   RadioShack Corporation                                                                                      201,360
     7,300   Sherwin-Williams Company                                                                                    464,134
     6,000   Talbots, Inc.                                                                                               144,600
     1,000   Tiffany & Co                                                                                                 39,240
    12,000   TJX Companies, Inc.                                                                                         342,240
    58,000   Tuesday Morning Corporation                                                                                 901,900
--------------------------------------------------------------------------------------------------------------------------------
             Total Specialty Retail                                                                                    7,888,193
             -------------------------------------------------------------------------------------------------------------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.5%
       702   Cherokee Inc.                                                                                                30,123
    20,000   VF Corporation                                                                                            1,641,600
--------------------------------------------------------------------------------------------------------------------------------
             Total Textiles, Apparel & Luxury Goods                                                                    1,671,723
             -------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 0.6%
    18,900   Fannie Mae                                                                                                1,122,471
     4,025   Great Lakes Bancorp Inc., (1)                                                                                56,511
    38,000   New York Community Bancorp, Inc.                                                                            611,800
--------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                          1,790,782
             -------------------------------------------------------------------------------------------------------------------
             TOBACCO - 2.3%
    65,586   Altria Group, Inc.                                                                                        5,628,591
     3,000   Reynolds American Inc.                                                                                      196,410
    30,000   UST Inc.                                                                                                  1,746,000
       422   Vector Group Ltd.                                                                                             7,491
--------------------------------------------------------------------------------------------------------------------------------
             Total Tobacco                                                                                             7,578,492
             -------------------------------------------------------------------------------------------------------------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
     1,000   W.W. Grainger, Inc.                                                                                          69,940
--------------------------------------------------------------------------------------------------------------------------------

    SHARES   DESCRIPTION                                                                                                   VALUE
--------------------------------------------------------------------------------------------------------------------------------
             TRANSPORTATION INFRASTRUCTURE - 0.0%
     4,000   Stolt-Nielsen S.A., Sponsored ADR                                                                    $      121,960
--------------------------------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.3%
    32,000   Vodafone Group PLC                                                                                          888,958
--------------------------------------------------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS (COST $266,674,688)                                                                 312,778,378
             ===================================================================================================================
   PRINCIPAL
AMOUNT (000)   DESCRIPTION                                                   COUPON       MATURITY                           VALUE
----------------------------------------------------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS - 5.9%
 $   18,934    Repurchase Agreement with Fixed Income Clearing               4.580%        1/02/07                  $   18,933,566
                Corporation, dated 12/29/06, repurchase price
                $18,943,201, collateralized by $14,310,000 U.S.
                Treasury Bonds, 7.625%, due 2/15/25, value
                $19,318,500
 ==========    -------------------------------------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS (COST $18,933,566)                                                          18,933,566
               ===================================================================================================================
                                                                          NOTIONAL       EXPIRATION      STRIKE
  CONTRACTS    TYPE                                                     AMOUNT (2)            DATE        PRICE              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               PUT OPTIONS - 0.2%
        235    S&P 500 Index                                     $       29,375,000        1/20/07         $1250     $        5,875
        241    S&P 500 Index                                             30,125,000        2/17/07          1250             30,125
        237    S&P 500 Index                                             30,217,500        2/17/07          1275             42,660
        236    S&P 500 Index                                             30,680,000        2/17/07          1300             61,360
        255    S&P 500 Index                                             31,875,000        3/17/07          1250             79,050
        287    S&P 500 Index                                             36,592,500        3/17/07          1275            120,540
        263    S&P 500 Index                                             34,190,000        3/17/07          1300            149,910
-----------------------------------------------------------------------------------------------------------------------------------
      1,754    TOTAL PUT OPTIONS (COST $774,955)                        223,055,000                                         489,520
===================================================================================================================================
               TOTAL INVESTMENTS (COST $286,383,209) - 102.7%                                                           332,201,464
               ====================================================================================================================

                                                                         NOTIONAL      EXPIRATION      STRIKE
 CONTRACTS   TYPE                                                      AMOUNT (2)           DATE        PRICE              VALUE
--------------------------------------------------------------------------------------------------------------------------------
             CALL OPTIONS WRITTEN - (2.8)% (3)
      (224)  S&P 500 Index                                          $ (30,240,000)       1/20/07     $   1350     $   (1,629,600)
      (213)  S&P 500 Index                                            (29,287,500)       1/20/07         1375         (1,049,025)
      (215)  S&P 500 Index                                            (30,100,000)       1/20/07         1400           (596,625)
      (229)  S&P 500 Index                                            (30,915,000)       2/17/07         1350         (1,840,015)
      (217)  S&P 500 Index                                            (29,837,500)       2/17/07         1375         (1,272,705)
      (229)  S&P 500 Index                                            (32,060,000)       2/17/07         1400           (891,955)
      (223)  S&P 500 Index                                            (31,220,000)       3/17/07         1400         (1,082,665)
      (204)  S&P 500 Index                                            (29,070,000)       3/17/07         1425           (653,820)
--------------------------------------------------------------------------------------------------------------------------------
    (1,754)  TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED           (242,730,000)                                    (9,016,410)
              $8,277,155)
================================================================================================================================
             OTHER ASSETS LESS LIABILITIES - 0.1%                                                                        383,952
             ===================================================================================================================
             NET ASSETS - 100%                                                                                    $  323,569,006
             ===================================================================================================================

        (1)      Non-income producing.
        (2)      For disclosure purposes, Notional Amount is calculated by multiplying the number of
                 Contracts by Strike Price by 100.
        (3)      The Fund may designate up to 100% of its Common Stock investments to cover outstanding
                 Call Options Written.
        ADR      American Depositary Receipt.

                                 See accompanying notes to financial statements.

Statement of
     ASSETS AND LIABILITIES December 31, 2006

                                                                    EQUITY             EQUITY           EQUITY            EQUITY
                                                                   PREMIUM            PREMIUM          PREMIUM           PREMIUM
                                                                    INCOME        OPPORTUNITY        ADVANTAGE        AND GROWTH
                                                                     (JPZ)              (JSN)            (JLA)             (JPG)
--------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $594,384,084, $1,034,255,079,
  $395,055,313 and $286,383,209, respectively)                $740,383,939     $1,254,615,419     $489,470,570     $332,201,464
Receivables:
  Dividends                                                      1,332,926          1,698,294          479,831          706,120
  Interest                                                          13,130             21,188            8,325            7,226
  Reclaims                                                             296             16,231               --            3,233
Other assets                                                        18,305             23,093            9,555            4,839
--------------------------------------------------------------------------------------------------------------------------------
     Total assets                                              741,748,596      1,256,374,225      489,968,281      332,922,882
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Call options written, at value (premiums received
  $23,418,815, $44,498,005, $19,166,900 and $8,277,155,
  respectively)                                                 25,489,580         40,686,900       14,741,325        9,016,410
Accrued expenses:
  Management fees                                                  350,328            582,690          275,624          236,589
  Other                                                            228,762            383,805          170,624          100,877
--------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                          26,068,670         41,653,395       15,187,573        9,353,876
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $715,679,926     $1,214,720,830     $474,780,708     $323,569,006
--------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                              38,490,917         66,156,100       25,877,752       16,505,240
--------------------------------------------------------------------------------------------------------------------------------
Net asset value per share outstanding                         $      18.59     $        18.36     $      18.35     $      19.60
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                              $    384,909     $      661,561     $    258,778     $    165,052
Paid-in surplus                                                635,253,835      1,097,361,243      434,003,478      298,026,341
Undistributed (Over-distribution of) net investment income              --                 --               --               --
Accumulated net realized gain (loss) from investments and
  call options written                                         (63,887,908)      (107,473,419)     (58,322,380)     (19,701,387)
Net unrealized appreciation (depreciation) of investments
  and call options written                                     143,929,090        224,171,445       98,840,832       45,079,000
--------------------------------------------------------------------------------------------------------------------------------
Net assets                                                    $715,679,926     $1,214,720,830     $474,780,708     $323,569,006
--------------------------------------------------------------------------------------------------------------------------------
Authorized shares                                                Unlimited          Unlimited        Unlimited        Unlimited
--------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      OPERATIONS Year Ended December 31, 2006

                                                                    EQUITY           EQUITY           EQUITY           EQUITY
                                                                   PREMIUM          PREMIUM          PREMIUM          PREMIUM
                                                                    INCOME      OPPORTUNITY        ADVANTAGE       AND GROWTH
                                                                     (JPZ)            (JSN)            (JLA)            (JPG)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $3,798, $69,208,
  $32,360 and $42,404, respectively)                          $ 19,133,252     $25,536,845      $  7,498,551     $ 9,758,697
Interest                                                         1,847,411       3,130,418         1,258,244         734,344
-----------------------------------------------------------------------------------------------------------------------------
Total investment income                                       $ 20,980,663     $28,667,263      $  8,756,795     $10,493,041
-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                  6,248,742      10,525,224         4,220,057       2,756,479
Shareholders' servicing agent fees and expenses                      1,834           2,697               559              99
Custodian's fees and expenses                                      155,283         259,183           121,709         113,214
Trustees' fees and expenses                                         16,753          30,022            11,227          10,117
Professional fees                                                   58,234          62,880            27,745          26,884
Shareholders' reports - printing and mailing expenses              136,581         255,458            89,578          22,136
Stock exchange listing fees                                         17,245          49,113             9,823           9,823
Investor relations expense                                          83,369         143,710            65,390          42,258
Other expenses                                                      98,648         237,532           153,402          62,649
-----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                  6,816,689      11,565,819         4,699,490       3,043,659
  Custodian fee credit                                             (32,491)        (61,035)          (35,697)        (86,763)
  Expense reimbursement                                         (2,130,216)     (3,636,243)         (951,075)             --
-----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                     4,653,982       7,868,541         3,712,718       2,956,896
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                           16,326,681      20,798,722         5,044,077       7,536,145
-----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investments                                                  (21,102,851)    (39,977,281)      (25,325,874)    (11,889,817)
  Call options written                                         (15,767,514)    (25,604,162)       (9,667,782)     (5,336,041)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   99,612,007     153,481,781        66,909,819      49,090,741
  Call options written                                          (9,209,912)    (11,574,115)       (3,099,138)     (3,295,248)
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                         53,531,730      76,326,223        28,817,025      28,569,635
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations         $ 69,858,411     $97,124,945      $ 33,861,102     $36,105,780
-----------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Statement of
      CHANGES IN NET ASSETS

                                                                                                         EQUITY PREMIUM
                                                                                                       OPPORTUNITY (JSN)
                                                                   EQUITY PREMIUM              ----------------------------------
                                                                    INCOME (JPZ)                                   FOR THE PERIOD
                                                           -------------------------------                                1/26/05
                                                                                                                    (COMMENCEMENT
                                                                    YEAR              YEAR                YEAR     OF OPERATIONS)
                                                                   ENDED             ENDED               ENDED            THROUGH
                                                                12/31/06          12/31/05            12/31/06           12/31/05
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                      $ 16,326,681      $ 16,060,048      $   20,798,722      $  19,262,032
Net realized gain (loss) from:
  Investments                                               (21,102,851)      (18,142,299)        (39,977,281)       (36,918,822)
  Call options written                                      (15,767,514)       16,747,831         (25,604,162)         4,493,069
Change in net unrealized appreciation (depreciation) of:
  Investments                                                99,612,007         9,016,071         153,481,781         66,885,971
  Call options written                                       (9,209,912)       10,174,269         (11,574,115)        15,385,220
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        69,858,411        33,855,920          97,124,945         69,107,470
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                  (16,326,681)      (15,325,480)        (20,798,722)       (19,262,032)
From accumulated net realized gains                                  --                --                  --         (9,477,626)
Tax return of capital                                       (49,045,844)      (49,390,391)        (96,097,991)       (67,663,695)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders   (65,372,525)      (64,715,871)       (116,896,713)       (96,403,353)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares and offering costs
  adjustments                                                    (4,982)           67,480             256,067      1,228,579,554
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                               3,149,525        14,947,821           8,701,885         24,150,891
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                3,144,543        15,015,301           8,957,952      1,252,730,445
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                         7,630,429       (15,844,650)        (10,813,816)     1,225,434,562
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of period                       708,049,497       723,894,147       1,225,534,646            100,084
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $715,679,926      $708,049,497      $1,214,720,830      $1,225,534,646
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
  income at the end of period                              $         --      $         --      $           --       $         --
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                                      EQUITY PREMIUM                      EQUITY PREMIUM
                                                                      ADVANTAGE (JLA)                    AND GROWTH (JPG)
                                                              -------------------------------    --------------------------------
                                                                               FOR THE PERIOD                      FOR THE PERIOD
                                                                                      5/25/05                            11/22/05
                                                                                (COMMENCEMENT                       (COMMENCEMENT
                                                                      YEAR     OF OPERATIONS)             YEAR     OF OPERATIONS)
                                                                     ENDED            THROUGH            ENDED            THROUGH
                                                                  12/31/06           12/31/05         12/31/06           12/31/05
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  5,044,077     $   2,638,831     $  7,536,145      $     609,808
Net realized gain (loss) from:
  Investments                                                  (25,325,874)      (11,273,386)     (11,889,817)           (48,900)
  Call options written                                          (9,667,782)       (8,846,038)      (5,336,041)          (255,830)
Change in net unrealized appreciation (depreciation) of:
  Investments                                                   66,909,819        27,505,438       49,090,741         (3,249,440)
  Call options written                                          (3,099,138)        7,524,713       (3,295,248)         2,555,993
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations           33,861,102        17,549,558       36,105,780           (388,369)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                      (5,044,077)       (2,638,831)      (8,145,953)                --
From accumulated net realized gains                                     --        (3,209,300)      (2,230,158)                --
Tax return of capital                                          (41,535,076)      (17,292,115)     (16,362,378)                --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (46,579,153)      (23,140,246)     (26,738,489)                --
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from sale of shares and offering costs
  adjustments                                                       38,068       484,128,408               --        314,490,000
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                  4,481,520         4,341,367               --                 --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                   4,519,588       488,469,775               --        314,490,000
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                           (8,198,463)      482,879,087        9,367,291        314,101,631
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the beginning of period                          482,979,171           100,084      314,201,715            100,084
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                               $474,780,708     $ 482,979,171     $323,569,006      $ 314,201,715
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $         --     $          --     $         --      $     609,808
---------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Equity Premium Income Fund
(JPZ), Nuveen Equity Premium Opportunity Fund (JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end management investment companies.

Prior to the commencement of operations, each Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,084 by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the recording of the organization expenses ($11,500 for Equity Premium Income (JPZ) and $13,500 per Fund for Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG)) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

Each Fund seeks to provide a high level of current income and gains by investing primarily in a diversified equity portfolio that seeks to substantially replicate price movements of either the Standard & Poor's 500 Stock Index or a weighted average of the Standard & Poor's 500 Stock Index and the NASDAQ-100 Index and is designed to support the Funds' index option strategies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
Exchange-listed equity securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Prices of index options are provided through an independent pricing service approved by the Funds' Board of Trustees. If the pricing service is unable to supply a price for a derivative investment the Funds may use a market quote provided by a major broker/dealer in such investments. If it is determined that the market price for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. In establishing fair value, the Board of Trustees, or its designee, will use a wide variety of market data including prices of comparable securities, indications of value from security dealers, general market conditions and other information and analysis. Short-term investments are valued at amortized cost, which approximates market value.

Index options are generally valued at the average of the closing bid and asked quotations. The close of trading of index options traded on the Chicago Board Options Exchange normally occurs at 4:15 ET, which is different from the normal 4:00 ET close of the NYSE (the time of day as of which each Fund's NAV is calculated). Under normal market circumstances, closing index option quotations are considered to reflect the index option contract values as of the close of the NYSE and will be used to value the option contracts. However, a significant change in the S&P 500 or NASDAQ-100 futures contracts between the NYSE close and the options market close will be considered as an indication that closing market quotations for index options do not reflect the value of the contracts as of the stock market close. In the event of such a significant change, the Board of Trustees, or its designee, will determine a fair value for the options. Any such fair valuation will likely take into account any information that may be available about the actual trading price of the affected option as of 4:00 ET, and if no such information is reliably available, the fair valuation of the option may take into account various option pricing methodologies, as determined to be appropriate under the circumstances.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Option Transactions
Each Fund purchases index put options and writes (sells) index call options. The purchase of put options involves the risk of loss of all or part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities.

When the Funds write an index call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or the Funds enter into a closing purchase transaction. When an index call option expires or the Funds enter into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Funds, as writers of an index call option, bear the risk of an unfavorable change in the market value of the index underlying the written option.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Federal Income Taxes
Each Fund is a separate taxpayer for Federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds make monthly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds' Board of Trustees, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund's investment strategy through regular monthly distributions (a "Managed Distribution Policy"). Total distributions during a calendar year generally will be made from each Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund's assets and would be treated by shareholders as a non-taxable distribution for tax purposes. If a Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. In the event that total distributions during a calendar year exceed a Fund's total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Funds are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end.

For the fiscal year ended December 31, 2006, the character of distributions to the Funds from the REITs was as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Ordinary income                                      69.68%              56.33%              65.29%               54.03%
Long-term and short-term capital
  gains                                              13.99               20.25               19.55                37.72
Return of REIT capital                               16.33               23.42               15.16                 8.25
-----------------------------------------------------------------------------------------------------------------------

For the fiscal year ended December 31, 2005, the character of distributions to the Funds from the REITs was as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Ordinary income                                      60.14%              46.28%              49.62%               46.66%
Long-term and short-term capital
  gains                                              21.75               20.99                1.75                17.49
Return of REIT capital                               18.11               32.73               48.63                35.85
-----------------------------------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

For the fiscal years ended December 31, 2006 and December 31, 2005, the Funds applied the actual character of distributions reported by the REITs in which the Funds invest to their receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Funds treated the distributions as ordinary income.

The actual character of distributions made by the Funds during the fiscal years ended December 31, 2006 and December 31, 2005, are reflected in the accompanying financial statements.

Organization and Offering Costs
Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500 for Equity Premium Income (JPZ) and $13,500 per Fund for Equity Premium Opportunity (JSN), Equity Premium Advantage (JLA) and Equity Premium and Growth (JPG)) and pay all offering costs (other than the sales load) that exceed $.04 per share for each of the Funds. Equity Premium Income's (JPZ), Equity Premium Opportunity's (JSN), Equity Premium Advantage's (JLA) and Equity Premium and Growth's (JPG) share of offering costs ($1,033,270, $1,095,509, $973,524 and $660,000, respectively) were recorded as reductions of the proceeds from the sale of shares.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Funds' organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
Transactions in shares were as follows:

                                                                                             EQUITY PREMIUM
                                                                                           OPPORTUNITY (JSN)
                                                    EQUITY PREMIUM                ------------------------------------
                                                     INCOME (JPZ)                                       FOR THE PERIOD
                                          ----------------------------------                                   1/26/05
                                                    YEAR                YEAR                YEAR         (COMMENCEMENT
                                                   ENDED               ENDED               ENDED        OF OPERATIONS)
                                                12/31/06            12/31/05            12/31/06      THROUGH 12/31/05
----------------------------------------------------------------------------------------------------------------------
Shares sold                                          --                  --                  --            64,394,300
Shares issued to shareholders due
  to reinvestment of
  distributions                                 169,642             778,657             476,189             1,280,371
----------------------------------------------------------------------------------------------------------------------
                                                169,642             778,657             476,189            65,674,671
----------------------------------------------------------------------------------------------------------------------

                                                     EQUITY PREMIUM                            EQUITY PREMIUM
                                                    ADVANTAGE (JLA)                           AND GROWTH (JPG)
                                          ------------------------------------      ------------------------------------
                                                                FOR THE PERIOD                            FOR THE PERIOD
                                                                       5/25/05                                  11/22/05
                                                                 (COMMENCEMENT                             (COMMENCEMENT
                                              YEAR ENDED        OF OPERATIONS)          YEAR ENDED        OF OPERATIONS)
                                                12/31/06      THROUGH 12/31/05            12/31/06      THROUGH 12/31/05
------------------------------------------------------------------------------------------------------------------------
Shares sold                                          --            25,400,000                  --            16,500,000
Shares issued to shareholders due
  to reinvestment of
  distributions                                 245,272               227,240                  --                    --
------------------------------------------------------------------------------------------------------------------------
                                                245,272            25,627,240                  --            16,500,000
------------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS
Purchases and sales (excluding put options, call options written and short-term investments) during the fiscal year ended December 31, 2006, were as follows:

                                                      EQUITY              EQUITY              EQUITY              EQUITY
                                                     PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                      INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                       (JPZ)               (JSN)               (JLA)               (JPG)
------------------------------------------------------------------------------------------------------------------------
Purchases                                      $158,288,205        $ 91,518,926        $120,812,954         $113,413,810
Sales                                           207,978,238         188,462,983         171,949,560          139,714,180
------------------------------------------------------------------------------------------------------------------------

Transactions in call options written during the fiscal year ended December 31, 2006, were as follows:

                                                        EQUITY PREMIUM                          EQUITY PREMIUM
                                                         INCOME (JPZ)                         OPPORTUNITY (JSN)
                                              ----------------------------------      ----------------------------------
                                                   NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                   CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                      5,370        $ 17,469,697              14,758         $ 32,582,025
Call options written                                 37,848         133,882,504             107,155          234,739,015
Call options terminated in closing
  purchase transactions                             (36,501)       (123,988,358)            (99,847)        (215,366,558)
Call options expired                                 (1,763)         (3,945,028)             (6,518)          (7,456,477)
------------------------------------------------------------------------------------------------------------------------
Outstanding, end of period                            4,954        $ 23,418,815              15,548         $ 44,498,005
------------------------------------------------------------------------------------------------------------------------

                                                        EQUITY PREMIUM                          EQUITY PREMIUM
                                                       ADVANTAGE (JLA)                         AND GROWTH (JPG)
                                              ----------------------------------      ----------------------------------
                                                   NUMBER OF            PREMIUMS           NUMBER OF            PREMIUMS
                                                   CONTRACTS            RECEIVED           CONTRACTS            RECEIVED
------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of period                      7,512        $ 13,854,368               1,931          $ 6,274,596
Call options written                                 55,016          94,645,291              13,663           48,454,193
Call options terminated in closing
  purchase transactions                             (48,336)        (85,261,538)            (13,348)         (45,413,565)
Call options expired                                 (6,176)         (4,071,221)               (492)          (1,038,069)
------------------------------------------------------------------------------------------------------------------------
Outstanding, end of period                            8,016        $ 19,166,900               1,754          $ 8,277,155
------------------------------------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and Federal income tax purposes are primarily due to the recognition of unrealized gain or loss for tax (mark-to-market) on index option contracts, recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2006, the cost of investments (excluding call options written) was as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Cost of investments                            $594,384,113      $1,034,255,267        $395,055,322        $286,383,209
-----------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2006, were as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                $150,857,963        $239,330,360         $98,354,493          $47,459,217
  Depreciation                                  (4,858,137)        (18,970,208)         (3,939,245)          (1,640,962)
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
  (depreciation) of investments               $145,999,826        $220,360,152         $94,415,248          $45,818,255
-----------------------------------------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2006, the Funds' tax year end, were as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Undistributed net ordinary income *                    $ --                $ --                $ --                $ --
Undistributed net long-term capital
  gains                                                  --                  --                  --                  --
-----------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended December 31, 2006 and December 31, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                 EQUITY                  EQUITY              EQUITY              EQUITY
                                                PREMIUM                 PREMIUM             PREMIUM             PREMIUM
                                                 INCOME             OPPORTUNITY           ADVANTAGE          AND GROWTH
2006                                             (JPZ)                    (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary
  income *                                      $16,326,681         $20,798,723          $5,044,077          $9,032,221
Distributions from net long-term
  capital gains **                                       --                  --                  --           1,343,890
Tax return of capital                            49,045,844          96,097,990          41,535,076          16,362,378
-----------------------------------------------------------------------------------------------------------------------

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME      OPPORTUNITY(1)        ADVANTAGE(2)       AND GROWTH(3)
2005                                                  (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net ordinary
  income *                                     $15,325,480         $19,262,032          $2,638,831                 $ --
Distributions from net long-term
  capital gains                                         --           9,477,626           3,209,300                   --
Tax return of capital                           49,390,391          67,663,695          17,292,115                   --
-----------------------------------------------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2006.

(1) For the period January 26, 2005 (commencement of operations) through December 31, 2005.

(2) For the period May 25, 2005 (commencement of operations) through December 31, 2005.

(3) For the period November 22, 2005 (commencement of operations) through December 31, 2005.

At December 31, 2006, the following Funds had unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
2006                                                  (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
Expiration Year
  2013                                          $7,414,951       $           --      $           --      $           --
  2014                                          48,509,922           88,340,234          49,316,814          17,559,325
-----------------------------------------------------------------------------------------------------------------------
Total                                          $55,924,873       $   88,340,234      $   49,316,814      $   17,559,325
-----------------------------------------------------------------------------------------------------------------------

The Funds elected to defer net realized losses from investments incurred from November 1, 2006 through December 31, 2006 ("post-October losses") in accordance with Federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                     EQUITY              EQUITY              EQUITY              EQUITY
                                                    PREMIUM             PREMIUM             PREMIUM             PREMIUM
                                                     INCOME         OPPORTUNITY           ADVANTAGE          AND GROWTH
                                                      (JPZ)               (JSN)               (JLA)               (JPG)
-----------------------------------------------------------------------------------------------------------------------
                                               $10,847,811         $16,643,281          $5,178,975           $3,166,753
-----------------------------------------------------------------------------------------------------------------------

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily Managed Assets of each Fund as follows:

                                                                   EQUITY PREMIUM INCOME (JPZ)
                                                              EQUITY PREMIUM OPPORTUNITY (JSN)
                                                                EQUITY PREMIUM ADVANTAGE (JLA)
AVERAGE DAILY MANAGED ASSETS                                               FUND-LEVEL FEE RATE
----------------------------------------------------------------------------------------------
For the first $500 million                                                              .7000%
For the next $500 million                                                               .6750
For the next $500 million                                                               .6500
For the next $500 million                                                               .6250
For Managed Assets over $2 billion                                                      .6000
----------------------------------------------------------------------------------------------

                                                              EQUITY PREMIUM AND GROWTH (JPG)
AVERAGE DAILY MANAGED ASSETS                                              FUND-LEVEL FEE RATE
---------------------------------------------------------------------------------------------
For the first $500 million                                                              .6800%
For the next $500 million                                                               .6550
For the next $500 million                                                               .6300
For the next $500 million                                                               .6050
For Managed Assets over $2 billion                                                      .5800
---------------------------------------------------------------------------------------------

Notes to
    FINANCIAL STATEMENTS (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2006, the complex-level fee rate was .1845%.

COMPLEX-LEVEL ASSETS (1)                                 COMPLEX-LEVEL FEE RATE
-------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
-------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Gateway Investment Advisers, L.P. ("Gateway") under which Gateway manages the investment portfolios of the Funds. Gateway is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of Equity Premium Income's (JPZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
OCTOBER 31,                              OCTOBER 31,
-------------------------------------------------------------------------------
2004 *                            .30%   2009                               .30%
2005                              .30    2010                               .22
2006                              .30    2011                               .14
2007                              .30    2012                               .07
2008                              .30
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Income (JPZ) for any portion of its fees and expenses beyond October 31, 2012.

For the first eight years of Equity Premium Opportunity's (JSN) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
JANUARY 31,                              JANUARY 31,
-------------------------------------------------------------------------------
2005 *                            .30%   2010                               .30%
2006                              .30    2011                               .22
2007                              .30    2012                               .14
2008                              .30    2013                               .07
2009                              .30
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Opportunity (JSN) for any portion of its fees and expenses beyond January 31, 2013.

For the first six years of Equity Premium Advantage's (JLA) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
MAY 31,                                  MAY 31,
-------------------------------------------------------------------------------
2005 *                            .20%   2009                               .20%
2006                              .20    2010                               .20
2007                              .20    2011                               .10
2008                              .20
-------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse Equity Premium Advantage (JLA) for any portion of its fees and expenses beyond May 31, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS
Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations on June 29, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS
Distributions to Shareholders
The Funds declared distributions were paid on February 1, 2007, to shareholders of record on January 15, 2007, as follows:

                             EQUITY          EQUITY        EQUITY         EQUITY
                            PREMIUM         PREMIUM       PREMIUM        PREMIUM
                             INCOME     OPPORTUNITY     ADVANTAGE     AND GROWTH
                              (JPZ)           (JSN)         (JLA)          (JPG)
--------------------------------------------------------------------------------
Distributions per share      $.1420          $.1480        $.1510         $.1350
--------------------------------------------------------------------------------

Financial
       HIGHLIGHTS
Selected data for a share outstanding throughout each period:

                                                Investment Operations                           Less Distributions
                                        -------------------------------------     -----------------------------------------------
                                                               Net
                          Beginning            Net       Realized/                       Net                       Tax
                          Net Asset     Investment      Unrealized                Investment     Capital     Return of
                              Value      Income(a)     Gain (Loss)      Total         Income       Gains       Capital      Total
---------------------------------------------------------------------------------------------------------------------------------
EQUITY PREMIUM INCOME
  (JPZ)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                      $   18.48     $      .43     $      1.39       1.82     $     (.43)    $    --     $   (1.28)    $(1.71)
2005                          19.28            .42             .48        .90           (.40)         --         (1.30)     (1.70)
2004(b)                       19.10            .12             .24        .36           (.15)         --            --*      (.15)
EQUITY PREMIUM
  OPPORTUNITY (JSN)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                          18.66            .32            1.16       1.48           (.32)         --         (1.46)     (1.78)
2005(c)                       19.10            .30             .78       1.08           (.30)       (.15)        (1.05)     (1.50)
EQUITY PREMIUM
  ADVANTAGE (JLA)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                          18.84            .20            1.13       1.33           (.20)         --         (1.62)     (1.82)
2005(d)                       19.10            .10             .60        .70           (.10)       (.13)         (.69)      (.92)
EQUITY PREMIUM AND
  GROWTH (JPG)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 12/31:
2006                          19.04            .46            1.72       2.18           (.49)       (.14)         (.99)     (1.62)
2005(e)                       19.10            .04            (.06)      (.02)            --          --            --         --
---------------------------------------------------------------------------------------------------------------------------------


                                       Ending      Ending
                       Offering     Net Asset      Market
                          Costs         Value       Value
---------------------  ----------------------------------
EQUITY PREMIUM INCOME
  (JPZ)
---------------------  ----------------------------------
Year Ended 12/31:
2006                   $     --     $   18.59     $ 19.22
2005                         --         18.48       17.38
2004(b)                    (.03)        19.28       20.25
EQUITY PREMIUM
  OPPORTUNITY (JSN)
---------------------  ----------------------------------
Year Ended 12/31:
2006                         --         18.36     $ 18.62
2005(c)                    (.02)        18.66       17.39
EQUITY PREMIUM
  ADVANTAGE (JLA)
---------------------  ----------------------------------
Year Ended 12/31:
2006                         --         18.35     $ 19.20
2005(d)                    (.04)        18.84       17.56
EQUITY PREMIUM AND
  GROWTH (JPG)
---------------------  ----------------------------------
Year Ended 12/31:
2006                         --         19.60     $ 19.38
2005(e)                    (.04)        19.04       17.25
---------------------  ----------------------------------

*    Per share Tax Return of Capital rounds to less than $.01 per share.
**   Annualized.
*** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**** After custodian fee credit and expense reimbursement, where applicable.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period October 26, 2004 (commencement of operations) through December 31, 2004.
(c) For the period January 26, 2005 (commencement of operations) through December 31, 2005.
(d) For the period May 25, 2005 (commencement of operations) through December 31, 2005.
(e) For the period November 22, 2005 (commencement of operations) through December 31, 2005.

                                                                  Ratios/Supplemental Data
                             --------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets Before    Ratios to Average Net Assets After
         Total Returns                            Credit/Reimbursement                Credit/Reimbursement****
     ---------------------                ------------------------------------   ----------------------------------
                  Based on
      Based on         Net       Ending                                    Net                                  Net   Portfolio
        Market       Asset   Net Assets                             Investment                           Investment    Turnover
      Value***    Value***        (000)           Expenses              Income          Expenses             Income        Rate
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
         21.30%      10.22%  $  715,680             .96%               1.99%               .66%              2.30%          23%
         (6.12)       4.88      708,049             .96                1.93                .65               2.25           29
          1.96        1.68      723,894            1.07**              3.49**              .73**             3.82**          1
-------------------------------------------------------------------------------------------------------------------------------
         17.86%       8.28%   1,214,721             .95                1.41                .65               1.72            8
         (5.90)       5.65    1,225,535             .95**              1.40**              .63**             1.72**         16
-------------------------------------------------------------------------------------------------------------------------------
         20.52%       7.35%     474,781             .99                 .85                .78               1.06           26
         (7.87)       3.43      482,979            1.01**               .71**              .78**              .93**          9
-------------------------------------------------------------------------------------------------------------------------------
         22.68%      11.90%     323,569             .96                2.34                .93               2.37           37
        (13.75)       (.31)     314,202            1.11**              2.08**             1.11**             2.08**         --
-------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Board Members
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Timothy R.                 Chairman of the     1994                  Chairman (since 1996) and Director            172
Schwertfeger(1)            Board and Board                           of Nuveen Investments, Inc., Nuveen
3/28/49                    Member                                    Investments, LLC; Chairman and
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Asset Management; Chairman and
                                                                     Director of Rittenhouse Asset
                                                                     Management, Inc. (since 1999);
                                                                     Chairman of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     formerly, Chairman and Director
                                                                     (1996-2004) Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); formerly, Director
                                                                     (1996-2006) of Institutional
                                                                     Capital Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner          Lead Independent    1997                  Private Investor and Management               172
8/22/40                    Board member                              Consultant.
333 W. Wacker Drive
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown          Board member        1993                  Retired (since 1989) as Senior Vice           172
7/29/34                                                              President of The Northern Trust
333 W. Wacker Drive                                                  Company; Director (since 2002)
Chicago, IL 60606                                                    Community Advisory Board for
                                                                     Highland Park and Highwood, United
                                                                     Way of the North Shore; Director
                                                                     (since 2006) of the Michael Rolfe
                                                                     Pancreatic Cancer Foundation.
-------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans              Board member        1999                  President, The Hall-Perrine                   172
10/22/48                                                             Foundation, a private philanthropic
333 W. Wacker Drive                                                  corporation (since 1996); Director
Chicago, IL 60606                                                    and Vice Chairman, United Fire
                                                                     Group, a publicly held company;
                                                                     Adjunct Faculty Member, University
                                                                     of Iowa; Director, Gazette
                                                                     Companies; Life Trustee of Coe
                                                                     College and Iowa College
                                                                     Foundation; formerly, Director,
                                                                     Alliant Energy; formerly, Director,
                                                                     Federal Reserve Bank of Chicago;
                                                                     formerly, President and Chief
                                                                     Operating Officer, SCI Financial
                                                                     Group, Inc., a regional financial
                                                                     services firm.
-------------------------------------------------------------------------------------------------------------------------------
William C. Hunter          Board member        2004                  Dean, Tippie College of Business,             172
3/6/48                                                               University of Iowa (since July
333 W. Wacker Drive                                                  2006); formerly, Dean and
Chicago, IL 60606                                                    Distinguished Professor of Finance,
                                                                     School of Business at the
                                                                     University of Connecticut
                                                                     (2003-2006); previously, Senior
                                                                     Vice President and Director of
                                                                     Research at the Federal Reserve
                                                                     Bank of Chicago (1995-2003);
                                                                     Director (since 1997), Credit
                                                                     Research Center at Georgetown
                                                                     University; Director (since 2004)
                                                                     of Xerox Corporation; Director,
                                                                     SS&C Technologies, Inc. (May 2005-
                                                                     October 2005).
-------------------------------------------------------------------------------------------------------------------------------
David J. Kundert           Board member        2005                  Director, Northwestern Mutual                 170
10/28/42                                                             Wealth Management Company; Retired
333 W. Wacker Drive                                                  (since 2004) as Chairman, JPMorgan
Chicago, IL 60606                                                    Fleming Asset Management, President
                                                                     and CEO, Banc One Investment
                                                                     Advisors Corporation, and
                                                                     President, One Group Mutual Funds;
                                                                     prior thereto, Executive Vice
                                                                     President, Banc One Corporation and
                                                                     Chairman and CEO, Banc One
                                                                     Investment Management Group; Board
                                                                     of Regents, Luther College; member
                                                                     of the Wisconsin Bar Association;
                                                                     member of Board of Directors,
                                                                     Friends of Boerner Botanical
                                                                     Gardens; member of Board of
                                                                     Directors, Milwaukee Repertory
                                                                     Theater.

                                                                                                           NUMBER OF PORTFOLIOS
                                                                     PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    INCLUDING OTHER DIRECTORSHIPS         OVERSEEN BY
AND ADDRESS                 WITH THE FUNDS     OR APPOINTED(2)       DURING PAST 5 YEARS                   BOARD MEMBER
-------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
-------------------------------------------------------------------------------------------------------------------------------
William J. Schneider       Board member        1997                  Chairman of Miller-Valentine                  172
9/24/44                                                              Partners Ltd., a real estate
333 W. Wacker Drive                                                  investment company; formerly,
Chicago, IL 60606                                                    Senior Partner and Chief Operating
                                                                     Officer (retired, 2004) of
                                                                     Miller-Valentine Group; formerly,
                                                                     Vice President, Miller-Valentine
                                                                     Realty; Board Member, Chair of the
                                                                     Finance Committee and member of the
                                                                     Audit Committee of Premier Health
                                                                     Partners, the not-for-profit
                                                                     company of Miami Valley Hospital;
                                                                     Vice President, Dayton Philharmonic
                                                                     Orchestra Association; Board
                                                                     Member, Regional Leaders Forum,
                                                                     which promotes cooperation on
                                                                     economic development issues;
                                                                     Director, Dayton Development
                                                                     Coalition; formerly, Member,
                                                                     Community Advisory Board, National
                                                                     City Bank, Dayton, Ohio and
                                                                     Business Advisory Council,
                                                                     Cleveland Federal Reserve Bank.
-------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale        Board member        1997                  Executive Director, Gaylord and               172
12/29/47                                                             Dorothy Donnelley Foundation (since
333 W. Wacker Drive                                                  1994); prior thereto, Executive
Chicago, IL 60606                                                    Director, Great Lakes Protection
                                                                     Fund (from 1990 to 1994).
-------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone            Board Member        2007                  Director, Chicago Board Options               172
6/28/47                                                              Exchange (since 2006); Chair New
333 West Wacker Drive                                                York Racing Association Oversight
Chicago, IL 60606                                                    Board (since 2005); Commissioner,
                                                                     New York State Commission on Public
                                                                     Authority Reform (since 2005);
                                                                     formerly Director, New York State
                                                                     Division of the Budget (2000-2004),
                                                                     Chair, Public Authorities Control
                                                                     Board (2000-2004) and Director,
                                                                     Local Government Assistance
                                                                     Corporation (2000-2004).
-------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine         Board member        2005                  Senior Vice President for Business            172
1/22/50                                                              and Finance, Northwestern
333 W. Wacker Drive                                                  University (since 1997); Director
Chicago, IL 60606                                                    (since 2003), Chicago Board Options
                                                                     Exchange; Chairman (since 1997),
                                                                     Board of Directors, Rubicon, a pure
                                                                     captive insurance company owned by
                                                                     Northwestern University; Director
                                                                     (since 1997), Evanston Chamber of
                                                                     Commerce and Evanston Inventure, a
                                                                     business development organization;
                                                                     Director (since 2006), Pathways, a
                                                                     provider of therapy and related
                                                                     information for physically disabled
                                                                     infants and young children;
                                                                     formerly, Director (2003-2006),
                                                                     National Mentor Holdings, a
                                                                     privately-held, national provider
                                                                     of home and community-based
                                                                     services.

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
-------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman       Chief               1988                  Managing Director (since 2002),               172
9/9/56                     Administrative                            Assistant Secretary and Associate
333 W. Wacker Drive        Officer                                   General Counsel, formerly, Vice
Chicago, IL 60606                                                    President and Assistant General
                                                                     Counsel, of Nuveen Investments,
                                                                     LLC; Managing Director (2002-2004),
                                                                     General Counsel (1998-2004) and
                                                                     Assistant Secretary, formerly, Vice
                                                                     President of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Managing Director (since
                                                                     2002) and Assistant Secretary and
                                                                     Associate General Counsel,
                                                                     formerly, Vice President (since
                                                                     1997), of Nuveen Asset Management;
                                                                     Managing Director (since 2004) and
                                                                     Assistant Secretary (since 1994) of
                                                                     Nuveen Investments, Inc.; Assistant
                                                                     Secretary of NWQ Investment
                                                                     Management Company, LLC. (since
                                                                     2002); Vice President and Assistant
                                                                     Secretary of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Managing Director, Associate
                                                                     General Counsel and Assistant
                                                                     Secretary of Rittenhouse Asset
                                                                     Management, Inc.; Assistant
                                                                     Secretary of Symphony Asset
                                                                     Management LLC (since 2003),
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC and Santa Barbara Asset
                                                                     Management, LLC; (since 2006);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos         Vice President      2004                  Managing Director (since 2005),               172
9/22/63                                                              formerly, Vice President (since
333 W. Wacker Drive                                                  2002); formerly, Assistant Vice
Chicago, IL 60606                                                    President (since 2000) of Nuveen
                                                                     Investments, LLC; Chartered
                                                                     Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson        Vice President      2000                  Vice President (since 2002),                  172
2/3/66                     and Assistant                             formerly, Assistant Vice President
333 W. Wacker Drive        Secretary                                 (since 2000) of Nuveen Investments,
Chicago, IL 60606                                                    LLC.
-------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo          Vice President      1999                  Vice President and Treasurer of               172
11/28/67                                                             Nuveen Investments, LLC and of
333 W. Wacker Drive                                                  Nuveen Investments, Inc. (since
Chicago, IL 60606                                                    1999); Vice President and Treasurer
                                                                     of Nuveen Asset Management (since
                                                                     2002) and of Nuveen Investments
                                                                     Advisers Inc. (since 2002);
                                                                     Assistant Treasurer of NWQ
                                                                     Investment Management Company, LLC.
                                                                     (since 2002); Vice President and
                                                                     Treasurer of Nuveen Rittenhouse
                                                                     Asset Management, Inc. (since
                                                                     2003); Treasurer of Symphony Asset
                                                                     Management LLC (since 2003) and
                                                                     Santa Barbara Asset Management, LLC
                                                                     (since 2006); Assistant Treasurer,
                                                                     Tradewinds NWQ Global Investors,
                                                                     LLC (since 2006); formerly, Vice
                                                                     President and Treasurer (1999-2004)
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Chartered Financial Analyst.
-------------------------------------------------------------------------------------------------------------------------------
John N. Desmond            Vice President      2005                  Vice President, Director of                   172
8/24/61                                                              Investment Operations, Nuveen
333 W. Wacker Drive                                                  Investments, LLC (since January
Chicago, IL 60606                                                    2005); formerly, Director, Business
                                                                     Manager, Deutsche Asset Management
                                                                     (2003- 2004), Director, Business
                                                                     Development and Transformation,
                                                                     Deutsche Trust Bank Japan
                                                                     (2002-2003); previously, Senior
                                                                     Vice President, Head of Investment
                                                                     Operations and Systems, Scudder
                                                                     Investments Japan, (2000-2002),
                                                                     Senior Vice President, Head of Plan
                                                                     Administration and Participant
                                                                     Services, Scudder Investments
                                                                     (1995-2002).

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger         Vice President      1998                  Vice President (since 2002),                  172
9/24/64                    and Secretary                             Assistant Secretary and Assistant
333 W. Wacker Drive                                                  General Counsel (since 1998)
Chicago, IL 60606                                                    formerly, Assistant Vice President
                                                                     (since 1998) of Nuveen Investments,
                                                                     LLC; Vice President (2002-2004) and
                                                                     Assistant Secretary (1998-2004)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.(3);
                                                                     Vice President and Assistant
                                                                     Secretary (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson          Vice President      1998                  Managing Director (since 2004),               172
10/24/45                                                             formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC, Managing Director
Chicago, IL 60606                                                    (2004) formerly, Vice President
                                                                     (1998-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2005) of Nuveen
                                                                     Asset Management.
-------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald      Vice President      1995                  Managing Director (since 2002),               172
3/2/64                                                               formerly, Vice President of Nuveen
333 W. Wacker Drive                                                  Investments, LLC; Managing Director
Chicago, IL 60606                                                    (1997-2004) of Nuveen Advisory
                                                                     Corp. and Nuveen Institutional
                                                                     Advisory Corp.(3); Managing
                                                                     Director (since 2001) of Nuveen
                                                                     Asset Management; Vice President
                                                                     (since 2002) of Nuveen Investments
                                                                     Advisers Inc.; Chartered Financial
                                                                     Analyst.
-------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy             Vice President      1998                  Vice President (since 1993) and               172
5/31/54                    and Controller                            Funds Controller (since 1998) of
333 W. Wacker Drive                                                  Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Funds Controller
                                                                     (1998-2004) of Nuveen Investments,
                                                                     Inc.; Certified Public Accountant.
-------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly            Chief Compliance    2003                  Vice President and Assistant                  172
2/24/70                    Officer and Vice                          Secretary (since 2006) formerly,
333 West Wacker Drive      President                                 Assistant Vice President and
Chicago, IL 60606                                                    Assistant General Counsel (since
                                                                     2003) of Nuveen Investments, LLC;
                                                                     Vice President (since 2006) and
                                                                     Assistant Secretary (since 2003)
                                                                     formerly, Assistant Vice President
                                                                     of Nuveen Asset Management;
                                                                     previously, Associate (2001-2003)
                                                                     at the law firm of Vedder, Price,
                                                                     Kaufman & Kammholz.
-------------------------------------------------------------------------------------------------------------------------------
David J. Lamb              Vice President      2000                  Vice President (since 2000) of                172
3/22/63                                                              Nuveen Investments, LLC; Certified
333 W. Wacker Drive                                                  Public Accountant.
Chicago, IL 60606
-------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar              Vice President      2002                  Vice President of Nuveen                      172
8/27/61                                                              Investments, LLC (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

Board Members
       AND OFFICERS (CONTINUED)

                                                                                                           NUMBER OF PORTFOLIOS
NAME, BIRTHDATE            POSITION(S) HELD    YEAR FIRST ELECTED    PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
AND ADDRESS                WITH THE FUNDS      OR APPOINTED(4)       DURING PAST 5 YEARS                   OVERSEEN BY OFFICER
-------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin            Vice President      1988                  Vice President, Assistant Secretary           172
7/27/51                    and Assistant                             and Assistant General Counsel of
333 W. Wacker Drive        Secretary                                 Nuveen Investments, LLC; formerly,
Chicago, IL 60606                                                    Vice President and Assistant
                                                                     Secretary of Nuveen Advisory Corp.
                                                                     and Nuveen Institutional Advisory
                                                                     Corp.(3); Vice President (since
                                                                     2005) and Assistant Secretary of
                                                                     Nuveen Investments, Inc.; Vice
                                                                     President (since 2005) and
                                                                     Assistant Secretary (since 1997) of
                                                                     Nuveen Asset Management; Vice
                                                                     President (since 2000), Assistant
                                                                     Secretary and Assistant General
                                                                     Counsel (since 1998) of Rittenhouse
                                                                     Asset Management, Inc.; Vice
                                                                     President and Assistant Secretary
                                                                     of Nuveen Investments Advisers Inc.
                                                                     (since 2002); Assistant Secretary
                                                                     of NWQ Investment Management
                                                                     Company, LLC (since 2002), Symphony
                                                                     Asset Management LLC (since 2003)
                                                                     and Tradewinds NWQ Global
                                                                     Investors, LLC and Santa Barbara
                                                                     Asset Management, LLC (since 2006).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve a three year term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

REINVEST AUTOMATICALLY
       EASILY AND CONVENIENTLY

NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO
SET UP YOUR REINVESTMENT ACCOUNT.


The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Automatic Dividend
     REINVESTMENT PLAN

NOTICE OF AMENDMENT TO THE TERMS AND CONDITIONS

The Fund amended the terms and conditions of its Automatic Dividend Reinvestment Plan (the "Plan") as further described below effective the close of business on December 1, 2006. THESE CHANGES ARE INTENDED TO ENABLE PLAN PARTICIPANTS UNDER CERTAIN CIRCUMSTANCES TO REINVEST FUND DISTRIBUTIONS AT A LOWER AGGREGATE COST THAN IS POSSIBLE UNDER THE EXISTING PLAN. Shareholders who do not wish to continue as participants under the amended Plan may withdraw from the Plan by notifying the Plan Agent prior to the effective date of the amendments. Participants should refer to their Plan document for notification instructions, or may simply call Nuveen at (800) 257-8787.

Fund shareholders who elect to participate in the Plan are able to have Fund distributions consisting of income dividends, realized capital gains and returns of capital automatically reinvested in additional Fund shares. Under the Plan's existing terms, the Plan Agent purchases Fund shares in the open market if the Fund's shares are trading at a discount to their net asset value on the payable date for the distribution. If the Fund's shares are trading at or above their net asset value on the payable date for the distribution, the Plan Agent purchases newly-issued Fund shares directly from the Fund at a price equal to the greater of the shares' net asset value or 95% of the shares' market value.

Under the Plan's amended terms, if the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value. This change will permit Plan participants under these circumstances to reinvest Fund distributions at a lower aggregate cost than is possible under the existing Plan.

OTHER USEFUL
      INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

DISTRIBUTION INFORMATION

Nuveen Equity Premium Income Fund (JPZ), Nuveen Equity Premium Opportunity Fund
(JSN), Nuveen Equity Premium Advantage Fund (JLA) and Nuveen Equity Premium and Growth Fund (JPG) designate 100%, 100%, 100% and 93.59%, respectively, of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 100%, 100%, 100% and 93.03%, respectively, as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

GLOSSARY OF TERMS USED IN THIS REPORT

AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

MARKET YIELD: Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Funds' cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Chicago, IL

(BACK COVER PHOTO)

       NUVEEN INVESTMENTS:

       SERVING INVESTORS
                                FOR GENERATIONS

       Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

       Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

       WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

       Managing $162 billion in assets, as of December 31, 2006, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds NWQ, a leader in global equities.

       FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

       To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

       Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                                                      LEARN MORE
                                                           ABOUT NUVEEN FUNDS AT
                                                              WWW.NUVEEN.COM/CEF

 - Share prices
 - Fund details
 - Daily financial news
 - Investor education
 - Interactive planning tools

                                                                     EAN-D-1206D

                                                                     NUVEEN LOGO

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. [There were no amendments to or waivers from the Code during the period covered by this report.] The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Equity Premium Opportunity Fund

The following tables show the amount of fees that PricewaterHouse Coopers, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with PricewaterHouse Coopers the Audit Committee approved in advance all audit services and non-audit services that PricewaterHouse Coopers provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                  AUDIT FEES BILLED   AUDIT-RELATED FEES        TAX FEES          ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)      BILLED TO FUND (2)   BILLED TO FUND (3)   BILLED TO FUND (4)
-----------------                 -----------------   ------------------   ------------------   ------------------
December 31, 2006                      $36,207                $0                  $932                  $0
Percentage approved pursuant to
   pre-approval exception                    0%                0%                    0%                  0%
December 31, 2005                      $37,396                $0                  $  0                  $0
Percentage approved pursuant to
   pre-approval exception                    0%                0%                    0%                  0%

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterHouse Coopers to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterHouse Coopers by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

                                    AUDIT-RELATED FEES      TAX FEES BILLED TO       ALL OTHER FEES
                                  BILLED TO ADVISER AND        ADVISER AND         BILLED TO ADVISER
                                     AFFILIATED FUND         AFFILIATED FUND      AND AFFILIATED FUND
FISCAL YEAR ENDED                   SERVICE PROVIDERS     SERVICE PROVIDERS (1)    SERVICE PROVIDERS
-----------------                 ---------------------   ---------------------   -------------------
December 31, 2006                           $0                    $2,450                   $0
Percentage approved pursuant to
   pre-approval exception                    0%                        0%                   0%
December 31, 2005                           $0                    $2,250                   $0
Percentage approved pursuant to
   pre-approval exception                    0%                        0%                   0%

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers serves as independent registered public accounting firm, these fees amounted to $140,700 in 2006 and $121,500 in 2005.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers about any non-audit services that PricewaterhouseCoopers rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers independence.

                                                 TOTAL NON-AUDIT FEES
                                                 BILLED TO ADVISER AND
                                                AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                PROVIDERS (ENGAGEMENTS     BILLED TO ADVISER AND
                                                RELATED DIRECTLY TO THE   AFFILIATED FUND SERVICE
                        TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL     PROVIDERS (ALL OTHER
FISCAL YEAR ENDED          BILLED TO FUND       REPORTING OF THE FUND)          ENGAGEMENTS)         TOTAL
-----------------       --------------------   ------------------------   -----------------------   ------
December 31, 2006               $932                    $2,450                       $0             $3,382
December 31, 2005 (1)           $ 49                    $2,250                       $0             $2,299

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

(1) The "Total Non-Audit Fees Billed to Fund" were tax fees paid by the fund to Ernst & Young.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, L.P. ("Gateway" or "Sub-Adviser") as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor the Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Adviser's proxy voting policies and procedures are summarized as follows:

The SEC has issued regulations with respect to proxy voting for all registered investment advisers and their clients. To meet these requirements on a client's behalf, Gateway has adopted policies as described below.

Gateway recognizes that voting rights are financial assets of a client's account and that they must be managed accordingly, with voting decisions made in the client's best interests. To that end and because of increasing complexity in administering policies in this area, Gateway has contracted with Institutional Shareholder Services ("ISS"), a nationally recognized proxy voting agent, to assist in administering client proxy votes and to provide voting recommendation on each ballot issue. ISS has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interest of investors. Effective July 1, 2003, Gateway incorporated these guidelines into its proxy voting policies and procedures and has instructed ISS to vote accordingly. Gateway's policies and procedures now reflect ISS's voting guidelines with regard to particular types of issues that my come before shareholder meetings, and also address the rare circumstances in which ISS' voting recommendations may not be followed. The procedures also describe how any conflicts of interest would be handled.

The regulations were implemented to improve corporate governance and the functioning of the free market. We support these objectives and have adopted the policies and procedures as described above to effectively represent each client's interests.

A client may obtain Gateway's full proxy voting policy upon request. For clients for whom Gateway votes proxies, a voting record for an account's respective votes can be obtained by calling or writing Gateway.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged Gateway Investment Advisers, L.P. (the "Sub-Adviser") as sub-adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser.

     ITEM 8 (A)(1). PORTFOLIO MANAGER BIOGRAPHIES:

     J. PATRICK ROGERS AND KENNETH H. TOFT- J. Patrick Rogers, CFA, and Kenneth
H. Toft, CFA, are the portfolio managers at Gateway responsible for investing the Managed Assets of the Nuveen Equity Premium Opportunity and Nuveen Equity Premium Advantage Funds. Mr. Rogers is Gateway's Chief Executive Officer. He joined Gateway in 1989 and has been the President and a member of the Board of Directors of Gateway since 1995. Mr. Rogers also serves as co-portfolio manager of Gateway's flagship open-end fund, the Gateway Fund, and as the portfolio manager of one open-end fund sub-advised by Gateway. Mr. Toft joined Gateway in 1992 and has been Vice President and Portfolio Manager since 1997, prior to which he held the position of Senior Trader and Research Analyst.

     ITEM 8 (A)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     As of December 31, 2006, Mr. Rogers was responsible for day-to-day management of 2 registered investment company accounts (excluding the Funds) having assets of approximately $3.4 billion in the aggregate. Mr. Toft was not responsible for day-to-day management of any investment company accounts other than the above-referenced Nuveen Funds. Mr. Rogers was responsible for day-to-day management of 1 other pooled investment vehicle having assets of approximately $79 million. Mr. Rogers was responsible for day-to-day management of 70 other accounts having assets of approximately $758 million in the aggregate, and Mr. Toft was responsible for day-to-day management of 15 other accounts having assets of approximately $74 million in the aggregate. None of Messrs. Rogers or Toft managed any accounts having a performance based investment advisory fee.

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

     As described above, the portfolio managers may manage other accounts with investment strategies similar to the Funds, including other investment companies and separately managed accounts. Fees earned by Gateway may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming one or more of the Funds. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but one or more of the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by one or more of the Funds. However, Gateway believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, Gateway has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

     ITEM 8 (A)(3). FUND MANAGER COMPENSATION

     Messrs. Rogers and Toft are compensated for their services by Gateway. Their compensation consists of a fixed salary, bonuses related to the financial performance of Gateway (but not based on the investment performance of any of the Funds or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.

     ITEM 8 (A)(4). OWNERSHIP OF JSN SECURITIES AS OF DECEMBER 31, 2006

                            DOLLAR RANGE OF EQUITY SECURITIES
NAME OF PORTFOLIO MANAGER       BENEFICIALLY OWNED IN FUND
-------------------------   ---------------------------------
J. Patrick Rogers                           $0
Kenneth Toft                                $0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Equity Premium Opportunity Fund

By (Signature and Title)* /s/ Jessica R. Droeger
                          ------------------------------------------
                           Jessica R. Droeger
                           Vice President and Secretary

Date: March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          ------------------------------------------
                           Gifford R. Zimmerman
                           Chief Administrative Officer
                           (principal executive officer)

Date: March 9, 2007

By (Signature and Title)* /s/ Stephen D. Foy
                          ------------------------------------------
                           Stephen D. Foy
                           Vice President and Controller
                           (principal financial officer)

Date: March 9, 2007

* Print the name and title of each signing officer under his or her signature.